                               BT Investment Funds
                                One South Street
                            Baltimore, Maryland 21202


                                 April 12, 2002


EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, NW
Washington, DC 20549

      Re: Definitive Proxy Materials
          The SMALLCap Fund, Inc. (the 'Fund') a Maryland corporation and its Reorganization with The Deutsche Small Cap Fund (the 'Small Cap Fund') a series of BT INVESTMENT FUNDS (the 'Registrant')
          1933 Act File No. 333-83838
          1940 Act File No. 811-4760

Dear Sir or Madam:

     On behalf of the Registrant, we submit for filing pursuant to Rule 497 of the Securities Act of 1933, as amended, a definitive copy of the proxy statement on Form N-14, including the notice, proxy / prospectus statement, a proxy card, the Small Cap Fund's prospectus and annual report ('Definitive Proxy Materials') for an Annual Meeting of Stockholders to be held on June 5, 2002.

These materials contain proposals for: (1) electing two directors; and (2) approve the reorganization of The SMALLCap Fund, Inc. into the Small Cap Fund.

The Registrant intends to begin mailing these materials to shareholders beginning on April 12, 2002.

At the request of the staff of the Commission the Registrant added an explanatory footnote to the table entitled "Pro Forma Combined Financial Statements for the 12 month period ended September 30, 2001, Multi-Class Analysis @ 100% Merger". The Pro Forma Statements are included in this filing.

     If you have any questions regarding this filing, please call Fran Pollack-Matz at (410) 895-3288.

                                        Very truly yours,

                                        /s/Daniel O. Hirsch
                                        --------------------
                                           Daniel O. Hirsch
                                           Secretary

                            THE SMALLCAP FUND, INC.
                (formerly Morgan Grenfell SMALLCap Fund, Inc.)
                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of The SMALLCap Fund, Inc.:

   The Annual Meeting of Stockholders of The SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), will be held on June 5, 2002 at 1:00 p.m. at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, NY 10022 to consider and vote upon the following proposals:

   (1) To approve the reorganization of the Fund into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for M Class shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;

   (2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify; and

   (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   YOUR DIRECTORS RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

   Stockholders of record at the close of business on April 1, 2002 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

   It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured which would save your Fund the expense of additional proxy solicitation.

                                          By order of the Board of Directors
                                          Fran Pollack-Matz, Secretary

April 11, 2002

  Whether or not you plan to attend the meeting, we urge you to complete, sign, date and return the enclosed Proxy Card. You may use the enclosed envelope. No postage is required if the envelope is mailed in the United States.

                                                                 April 11, 2002

                            The SMALLCap Fund, Inc.

Dear Stockholder,

   I am writing to let you know that a meeting will be held June 5, 2002, for stockholders to vote on important proposals for The SMALLCap Fund, Inc. ('the Fund'). As a stockholder in the Fund, you have the opportunity to voice your opinion on this matter.

                                 The Proposal

   We are asking stockholders of the Fund to approve an agreement and plan of reorganization between the Fund and Deutsche Small Cap Fund ('the Small Cap Fund'), an open-end investment company, to allow the Fund to transfer all of its assets and liabilities to the Small Cap Fund in exchange for shares of a new class of the Small Cap Fund.

   The Fund and the Small Cap Fund both have substantially similar investment strategies. The same portfolio management team is currently managing both Funds. The reorganized fund may benefit from greater diversification and economies of scale. The M Class of the Small Cap Fund is expected to have a lower total expense ratio than the Fund.

                      What this means for your investment

.. You will receive M Class shares of Small Cap in proportion to the value of your shares in the Fund.

.. The transaction will be tax-free for stockholders and for both funds.

.. Both funds have substantially similar investment objectives and investment styles.

.. Both funds employ the same portfolio management team.

                        It is important for you to vote

   This package contains information about the proposals, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money. If a majority of stockholders have not voted prior to the meeting, we must try to obtain more votes with additional mailings or phone solicitations. Both of these are costly processes.

                                  How to vote

   Cast your vote by completing and signing the enclosed proxy card. Please mail your completed and signed proxy as soon as possible, using the postage-paid envelope provided.

   The SMALLCap Fund, Inc.'s Board of Directors, whose primary role is to protect your interests as a stockholder, has reviewed the proposals. In the Directors' opinion, the proposals are fair and reasonable. A MAJORITY OF THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

   PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

                                Any questions?

   Please call 1-866-219-9663 if you have any questions about the proposal or voting procedures.

                                          Sincerely,

                                          /s/ Fran Pollack-Matz

                                          Fran Pollack-Matz
                                          Secretary

                            The SMALLCap Fund, Inc.
                                       &
                                SMALL CAP FUND
                       (a series of BT Investment Funds)

                    COMBINED PROXY STATEMENT AND PROSPECTUS

   This proxy statement and prospectus sets forth concisely the information you should know before voting on the proposed reorganization of The SMALLCap Fund, Inc. (the "Fund") into Deutsche Small Cap Fund (the "Small Cap Fund") and on the election of directors. Please read it carefully and retain it for future reference. The address of the principal executive offices of the Fund and Small Cap Fund are One South Street, Baltimore, Maryland 21202, Telephone: (800) 730-1313.

   Both your Fund and Small Cap Fund (each a "Fund" and together the "Funds") invest primarily in stocks and other equity securities of small companies. The Small Cap Fund's investment objective is long term capital growth, and your Fund's investment objective is long-term capital appreciation, with current income as a secondary objective. Unlike your Fund, Small Cap Fund is an open-end investment company.

How the Reorganization Will Work

.. A new class of M Class shares of Small Cap Fund will be created at the time of the reorganization.

.. The Fund will transfer all of its assets to Small Cap Fund. Small Cap Fund will assume the Fund's stated liabilities.

.. Small Cap Fund will issue M Class shares to the Fund in an aggregate amount equal to the value of the assets received by Small Cap Fund, less the liabilities assumed by Small Cap Fund in the reorganization. These M Class shares will immediately be distributed by the Fund to the Fund's stockholders in proportion to their respective percentage ownership of shares of common stock of the Fund on the reorganization date and the shares of common stock of the Fund will be cancelled.

.. As described below, the reorganization will be tax-free for federal income tax purposes.

.. The Fund will be liquidated and dissolved, and you will be a shareholder of Small Cap Fund, an open-end investment company issuing redeemable shares.

   An investment in Small Cap Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         Where to Get More Information

--------------------------------------------------------------------------------
              Prospectus of Small Cap   In the same envelope as
                Fund dated January 28,  this proxy statement and
                2002.                   prospectus. Incorporated
                                        by reference into this
              Small Cap Fund's annual   proxy statement and
              report to shareholders    prospectus.
              dated September 30, 2001.
              ---------------------------------------------------

              The Fund's annual report  On file with the
              to stockholders dated     Securities and Exchange
              December 31, 2001 and     Commission ('SEC') and
              semi-annual report to     incorporated by reference
              shareholders dated June   into this proxy statement
              30, 2001 to stockholders. and prospectus. The SEC
                                        maintains a web site at
              A statement of additional http://www.sec.gov that
              information for this      contains free access to
              proxy statement dated     these documents. These
              April 11, 2002. It        documents are also
              contains additional       available for a fee from
              information about both    the public reference room
              Small Cap Fund and the    of the SEC. Call
              Fund.                     202-942-8090 for
                                        information on the
                                        operation of the public
                                        reference room.
              ---------------------------------------------------

              To ask questions about    Call this toll-free
              this proxy statement.     telephone number:
                                        1-866-219-9663.
              To ask questions about
              the prospectus or request Call our toll-free
              documents at no charge.   number: 1-800-730-1313 or
                                        write to us at the
                                        Deutsche Asset Management
                                        Service Center, P.O. Box
                                        219165, Kansas City, MO
                                        64121-9210.

      The date of this proxy statement and prospectus is April 11, 2002.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
  Introduction..........................................................   1
  Proposal 1 (Approval of Agreement and Plan of Reorganization).........   1
     Summary............................................................   1
     The Reorganization.................................................   6
     Capitalization.....................................................  12
     Comparison of Open-End and Closed-End Structures and Shareholder
       Rights...........................................................  13
     Additional Information about the Funds' businesses.................  15
     Boards' Evaluation and Recommendation..............................  15
     Voting Rights and Required Vote....................................  15
  Proposal 2 (Election of Directors)....................................  16
     Summary............................................................  16
  Information Concerning the Meeting....................................  21
  Ownership of Shares of the Funds......................................  22
  Experts...............................................................  23
  Available Information.................................................  23

                               Other Information

A. Agreement and Plan of Reorganization between Small Cap Fund and the Fund (attached to this proxy statement and prospectus).

B. Annual report to shareholders dated September 30, 2001 of Small Cap Fund.

C. Prospectus dated January 28, 2002 of Small Cap Fund.

                                 INTRODUCTION

   This proxy statement and prospectus is furnished in connection with the solicitation of your proxy by the Board of Directors of the Fund (the "Board"). The proxies will be voted at the Annual Meeting of Stockholders of the Fund to be held on June 5, 2002 (the "Meeting"), and any adjournment or postponement thereof, for the purposes of approving an Agreement and Plan of Reorganization providing for the reorganization of the Fund into the Small Cap Fund, to elect two directors to the Board of Directors of the Fund and to transact any other business which may properly come before the Meeting or any adjournment or postponement thereof. This proxy statement and prospectus and a proxy card are being mailed to Fund stockholders on or about April 11, 2002.

Who is Eligible to Vote?

   Only stockholders of record on April 1, 2002 are entitled to attend and vote at the Meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted to approve the Agreement and Plan of Reorganization and for the election of Messrs. Incandela and Greeley. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

--------------------------------------------------------------------------------
                                  PROPOSAL 1

               Approval of Agreement and Plan of Reorganization
--------------------------------------------------------------------------------

                                    SUMMARY

   The following is a summary. More complete information appears later in this proxy statement and prospectus. You should read the entire proxy statement and prospectus and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statement of additional information dated January 28, 2002 for Small Cap Fund are hereby incorporated by reference into this proxy statement and prospectus.

Comparison of the Fund to Small Cap Fund

                                              Fund                             Small Cap Fund
                               ---------------------------------- ----------------------------------------
General....................... A closed-end management            A diversified series of BT Investment
                               investment company organized as a  Funds ("BT Trust"). BT Trust is an
                               Maryland corporation. A closed-end open-end management investment
                               investment company issues non-     company organized as a
                               redeemable shares.                 Massachusetts business trust. An
                                                                  open-end investment company issues
                                                                  shares that are redeemable at the
                                                                  request of its shareholders at net asset
                                                                  value per share, subject to any
                                                                  applicable sales charge or redemption
                                                                  fee.
Investment Structure.......... Each Fund invests directly in securities, as described below.
Net assets as of April 1, 2002 $125,741,911                       $288,747,766

                                        Fund                               Small Cap Fund
                       --------------------------------------    ----------------------------------
Investment Advisor... Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the
                      investment advisor.(1)
Control of investment
  advisor............ Deutsche Asset Management, Inc. is a wholly-owned indirect subsidiary of
                      Deutsche Bank AG, an international commercial and investment-banking group.
Portfolio managers... Audrey Jones, CFA, Doris Klug, CFA, and Bob Grandhi, CFA, are the
                      portfolio managers for both Funds.

                                 Investment objectives and policies
Investment Objectives Long-term capital appreciation,           Long-term capital growth.
                      with current income as a secondary
                      objective.
Principal Investments Each Fund invests at least 80% of its assets in the stock, and other securities with equity characteristics, of U.S. smaller capitalization companies. The
                      Advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.
                      Each Fund may also invest up to 20% of its assets in the stocks of non-U.S.
                      companies and up to 20% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.
Equity Securities.... Each Fund may invest in equity and equity-related securities, including common stock, preferred stock, rights and warrants and convertible securities.
Principal strategies. The same portfolio management team for both Funds generally uses a
                      'bottom-up' approach to picking stocks. This approach focuses on individual stock selection rather than industry selection. The team uses an active process, which combines financial analysis with company visits to evaluate management and strategies.
                      Each Fund looks for two financial attributes that set these companies apart:
                      . Evidence of above-average growth in revenues and earnings; and
                      . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.
Repurchase agreements Each Fund may enter into repurchase agreements.
Illiquid securities.. The Fund may invest up to 10% of its      Small Cap Fund may invest up to
                      net assets in illiquid securities.        15% of its net assets in illiquid
                                                                securities.
Investment Companies. The Fund is not permitted to invest in    Small Cap Fund may invest in other
                      other registered investment               investment companies to the extent
                      companies, except in connection with      permitted by the Investment
                      a merger, reorganization, acquisition     Company Act of 1940.
                      or consolidation.

--------
(1) On April 30, 2001 the investment advisor for Small Cap Fund changed from Bankers Trust Company to DeAM, Inc.

                                                Fund                                Small Cap Fund
                                -------------------------------------   --------------------------------------
Derivatives.................. Each Fund may:
                              . Purchase and sell(write) put and call options on securities, securities indices and currencies. these options may be traded on exchanges or over-
                                the-counter.
                              . Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                              . Enter into forward contracts on currencies.
Hedging...................... The Fund may enter into options,          Small Cap Fund may purchase and
                              futures and forward contracts for         write securities and index options for
                              hedging and non-hedging purposes.         both hedging purposes and non-
                                                                        hedging purposes, but may enter into
                                                                        other options, futures and forward
                                                                        contracts only for hedging purposes.
Borrowing.................... The Fund may borrow money in              Small Cap Fund may borrow money
                              amounts of up to 15% of the value of      in amounts of up to 33 1/3% of the
                              its total assets at the time of such      value of its net assets at the time of
                              borrowings for any purpose.               such borrowing as a temporary
                                                                        measure for extraordinary or
                                                                        emergency purposes only.
Lending portfolio securities. Each Fund may lend up to 30% of the total value of its portfolio securities
                              (taken at market value) to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds.
Temporary defensive positions The Fund may depart from its              Small Cap Fund may depart from its
                              principal investment strategies in        principal investment strategies in
                              order to take a temporary defensive       order to take a temporary defensive
                              position by investing up to 100% of       position by investing up to 100% of
                              its assets in money market                its assets in common stocks of larger
                              investments or other short term bonds     companies, in fixed income
                              that offer comparable safety.             securities, or short-term money
                                                                        market securities.

                                          Principal investment risks
General...................... You could lose money on your investment in either Fund. There is no guarantee that either Fund will achieve its investment objective.
Market risk.................. Although individual stocks can outperform the US stock market, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Funds.
Security selection risk...... A risk that pervades all investing is the risk that the securities in the Funds'
                              portfolio will decline in value.
Small company risk........... Both Funds' performance may be more volatile because they invest in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may also have shorter operating histories and more volatile businesses. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.

                                                     Fund                              Small Cap Fund
                                    --------------------------------------  ------------------------------------
Foreign investment risk........... To the extent either Fund holds shares of companies based outside the U.S. it faces the risks inherent in foreign investing. Adverse political, economic or social developments as well as incomplete information due to different reporting standards could undermine the value of the Fund's investments or prevent it from realizing the full value of its investment. Also, a decline in foreign currency relative to the value of the US dollar would depreciate the value of the investment itself.

                                     Buying, exchanging and redeeming shares
Net asset value................... Each Fund calculates its net asset value per share (NAV) at the close of regular trading on The New York Stock Exchange, Inc. (NYSE) every day the
                                   NYSE is open for business. Each Fund's portfolio securities are valued either based on market quotations or, if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
Classes of shares................. Currently, each Fund offers only one class of shares. The proposed reorganization would create a new M Class of shares of Small Cap Fund.
Rule 12b-1 and service fees....... Neither Fund's shares are subject to any Rule 12b-1 or service fees.
Buying and selling shares......... As a closed-end fund, investors may      M Class shares of Small Cap Fund
                                   only purchase and sell shares of         are being offered in connection with
                                   common stock of the Fund in the          the reorganization. Following the
                                   secondary market through financial       reorganization, former Fund
                                   intermediaries. These transactions are   stockholders may only purchase M
                                   effected at market prices, which may     Class shares of Small Cap Fund
                                   differ from NAV. Fund shares have        during the life of the M Class.
                                   traditionally sold at a discount to      Investors may purchase shares
                                   NAV. In addition, these transactions     through an authorized financial
                                   are typically subject to a sales         intermediary only. M Class shares
                                   commission.                              may be sold (redeemed), subject to a
                                                                            redemption fee, at the NAV next
                                                                            determined after receipt by the
                                                                            authorized financial intermediary of
                                                                            the redemption order. M Class shares
                                                                            which are issued to Fund
                                                                            stockholders in connection with the
                                                                            reorganization and which are sold
                                                                            (redeemed) within one year of the
                                                                            reorganization would be subject to a
                                                                            redemption fee equal to 2% of the
                                                                            NAV of the shares redeemed. The
                                                                            redemption fee does not apply to M
                                                                            Class shares purchased by
                                                                            shareholders after the date of the
                                                                            reorganization.

                                                                            For large redemption requests, the
                                                                            Small Cap Fund may pay redemption
                                                                            proceeds by distributing portfolio
                                                                            securities instead of cash to the
                                                                            redeeming shareholder.

                                          Fund                            Small Cap Fund
                           ---------------------------------- --------------------------------------
Minimum investment amounts Shares only trade on the secondary Additional investments in Small Cap
                           market. Generally, the minimum     Fund by former Fund stockholders
                           transaction size is 100 shares.    would be made through M Class
                                                              shares during the life of the M Class.
                                                              Additional investments would be
                                                              subject to a $100 minimum.
Exchanging shares......... None permitted.                    None permitted for M Class shares.

Annual Fees and Expenses

   This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund or the Fund. The table also shows pro forma expenses of shares of Small Cap Fund following the proposed reorganization.

   Annual Fees and Expenses as a Percentage of Average Daily Net Assets

                                                                Small Cap Fund Small Cap Fund
     The year ended September 30, 2001 for Small Cap Fund         M Class(1)     Investment
        The year ended December 31, 2001 for the Fund            (pro forma)      Class(1)    The Fund
        ---------------------------------------------           -------------- -------------- --------
Shareholder Fees (fees paid directly from your investment)
   Sales Charge................................................      None           None        None
   Redemption Fee (as a percentage of amount redeemed)(2)......       2.0%          None        None
Annual Fund Operating Expenses (expenses that are deducted from
  Fund assets)
   Management fees.............................................      0.65%          0.65%       1.00%
   Distribution (12b-1) fees...................................      None           None        None
   Other expenses(3)...........................................      0.49%          0.79%       0.34%
                                                                     ----          -----        ----
       Total annual Fund operating expenses(4).................      1.14%          1.44%       1.34%
Less fee waivers or expense reimbursements(4)..................       n/a          (0.19)%       n/a
                                                                     ----          -----        ----
Net Expenses(4)................................................      1.14%          1.25%       1.34%
                                                                     ====          =====        ====

--------
(1) Information on the annual operating expenses reflects the expenses of both Small Cap Fund and Small Cap Portfolio, the master portfolio into which Small Cap Fund previously invested all of its assets. As of March 28, 2002 Small Cap Fund withdrew its assets from Small Cap Portfolio and began investing directly in securities. Small Cap Fund does not currently have a M Class of shares.
(2) The redemption fee applies to shares redeemed or exchanged within one year following the effective date of the reorganization. The proceeds of the redemption fee will be retained by Small Cap Fund.
(3) The other expenses of the M Class are estimated to be lower than the other expenses of the Investment Class because of expected lower administration and shareholder servicing costs for the M Class.
(4) The Advisor and the administrator have contractually agreed for the 16-month period beginning September 30, 2001 to waive fees or reimburse expenses so that total expenses of the Investment Class will not exceed 1.25%.

  Expense Example

   The example illustrates the expenses you will incur on a $10,000 investment in each Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period:

      Expense Example                      1 Year 3 Years 5 Years 10 Years
      ---------------                      ------ ------- ------- --------
      Small Cap Fund Investment Class/(1)/  $127   $441    $777    $1,728
      The Fund............................  $136   $425    $734    $1,613
      Small Cap Fund M Class (pro forma)..  $116   $362    $628    $1,386

--------
(1) For the first 12 months, the expense example takes into account contractual fee waivers and reimbursements.

   The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Funds will bear directly and indirectly both for the current Funds and on a pro forma basis if the proposed reorganization is approved. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be higher or lower.

                              THE REORGANIZATION

Terms of the Reorganization

   The Board of each Fund has approved the Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached as Exhibit A. The Agreement provides for reorganization on the following terms:

 . The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
   Time) on the reorganization date.

 . The reorganization is scheduled to take place as of 4:00 p.m., Eastern Time, on June 28 , 2002, but may occur on any later date before December 31, 2002.

 . In the reorganization, the Fund will transfer all of its assets to Small Cap
   Fund, and in exchange Small Cap Fund will assume the Fund's stated liabilities and issue M Class shares as described below.

 . Small Cap Fund will issue M Class shares to the Fund in an amount equal to the value of the assets of the Fund received by Small Cap Fund, less the liabilities of the Fund assumed by Small Cap Fund, in the transaction. These M Class shares will immediately be distributed by the Fund to its stockholders in proportion to their respective percentage ownership of shares of common stock of the Fund on the reorganization date. At the same time that the M Class shares are distributed, the shares of common stock of the Fund will be cancelled. As a result, the stockholders of the Fund will become M Class shareholders of Small Cap Fund.

 . In connection with the reorganization the Fund will be dissolved.

   The following diagram shows how the reorganization will be carried out.

----------------------------                                                                                 -----------------------

   The Fund transfers its    (right arrow)(right arrow)(right arrow)(right arrow)(right arrow)(right arrow)      Small Cap Fund
      assets and stated                                                                                          receives assets
        liabilities to                                                                                           from and assumes
        Small Cap Fund                                                                                          liabilities of the
                                                                                                                       Fund
----------------------------                                                                                 -----------------------

                                                          The Fund receives
         The Fund's                                          these shares                                         Small Cap Fund
    stockholders receive     (arrow left)(arrow left)    and distributes them    (arrow left)(arrow left)         M Class shares
      Small Cap Fund M                                      pro rata to its                                         are issued
        Class shares                                          stockholders
----------------------------                                                                                 -----------------------

   Currently, Small Cap Fund intends to retain most of the portfolio securities and other assets acquired from the Fund after the reorganization. The portfolio managers may determine, however, to liquidate individual securities from time to time in the ordinary course of business.

Tax Status of the Reorganization

   The reorganization will be tax-free for federal income tax purposes and will not take place unless the Fund and Small Cap Fund receive from Willkie Farr & Gallagher, counsel to Small Cap Fund, a satisfactory opinion substantially to the effect that for federal income tax purposes:

   . The acquisition of all the Fund's assets by Small Cap Fund solely in exchange for M Class shares of the Small Cap Fund and the assumption by Small Cap Fund of the Fund's stated liabilities, followed by the distribution of such M Class shares to the Fund's stockholders and the termination of the Fund, will be a 'reorganization' within the meaning of
     Section 368(a) of the Internal Revenue Code of 1986 (the 'Code'), and each Fund will be 'a party to a reorganization' within the meaning of Section 368(b) of the Code;

   . Except for consequences regularly attributable to a termination of the Fund's taxable year, no gain or loss will be recognized by the Fund upon
     (1) the transfer of all of its assets and the assumption of its stated liabilities by Small Cap Fund as described above or (2) the distribution by the Fund of M Class shares of Small Cap Fund to the Fund's stockholders;

   . Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, no gain or loss will be recognized by Small Cap Fund upon the receipt of the Fund's assets solely in exchange for the issuance of M Class shares of Small Cap Fund to the Fund and the assumption of the Fund's stated liabilities by Small Cap Fund;

   . Except with respect to assets which must be revalued as a consequence of a termination of the Fund's taxable year, the basis of the assets of the Fund acquired by Small Cap Fund will be, in each instance, the same as the basis of those assets in the hands of the Fund immediately prior to the transfer;

   . The tax holding period of the assets of the Fund in the hands of Small Cap
     Fund will, in each instance, include the Fund's tax holding period for those assets;

   . The stockholders of the Fund will not recognize gain or loss upon the exchange of their shares of common stock of the Fund solely for M Class shares of Small Cap Fund as part of the reorganization;

   . The basis of the M Class shares of Small Cap Fund received by each of the Fund's stockholders in the reorganization will be the same as the basis of the shares of common stock of the Fund surrendered in exchange therefor; and

   . The tax holding period of the M Class shares of Small Cap Fund received by each of the Fund's stockholders will include the tax holding period of the shares of common stock of the Fund surrendered in exchange therefor, provided that such Fund shares were held as capital assets on the date of the exchange.

   If the reorganization is approved, to qualify as a tax-free reorganization the Fund must distribute to its stockholders the Fund's net investment income and net realized capital gains prior to the date of the reorganization. If this distribution were determined as of April 1, 2002, the distribution would be approximately 0.95% of the current net asset value of the Fund. This is equivalent to a long-term capital gains distribution of $0.1136 per share. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when the Fund's portfolio securities are sold and the extent of losses or credits that offset those gains, and the number of the Fund's shares outstanding. Stock markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Fund's holdings change.

   As Small Cap Fund shareholders, former Fund stockholders will become liable for taxes payable on their proportionate share of any taxable income and capital gains recognized by Small Cap Fund. These may include not only taxable income and gains recognized after the reorganization, but also taxable income and capital gains recognized but not distributed prior to the reorganization and taxable income and capital gains attributable to pre-reorganization periods but not recognized until after the reorganization.

Reasons for the Proposed Reorganization

   A majority of the Board, including a majority of the directors who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund, Small Cap Fund or the Advisor (the "Independent Directors"), has determined that the proposed reorganization is advisable and in the best interests of the Fund and its stockholders. In making that determination, the Board reviewed a significant amount of information about the Funds, their prior performance records, expense ratios, structures, shareholder bases, investment objectives, policies and strategies and their common investment advisor. The Board also considered the following factors at a special meeting of the Board held on January 24, 2002, a regular meeting of the Board on February 14, 2002 and a second special meeting of the Board held on February 21, 2002 before voting to recommend that stockholders approve the proposed reorganization at the February 21 meeting. Only Ralph W. Bradshaw, an Independent Director, voted against the proposed reorganization.

   Advantages of the Open-End Structure. In considering whether to continue to operate the Fund as a closed-end fund, the Board compared the benefits of operating as an open-end fund (which issues redeemable securities) to those of operating as a closed-end fund. The Board noted that the closed-end structure offers several benefits in terms of portfolio management. These benefits include the investment advisor's ability to manage the portfolio without concern for inflows and outflows of fund assets due to subscriptions and redemptions and the fact that a closed-end fund is generally permitted to invest without limitation in illiquid securities.

   The Advisor, as part of its presentation to the Board on the substantially similar manner in which each Fund is managed, noted that it has not experienced any added difficulty in managing the flows of assets into and out of the Small Cap Fund as a result of its structure as an open-end fund. The Advisor has generally maintained very similar cash positions for each Fund, with the Fund holding 5.86% of its assets in cash or cash equivalents on December 31, 2001 and the Small Cap Fund holding 7.16% of its assets in cash or cash equivalents as on the same date. As discussed further below, the overall historical performance of the Small Cap Fund has been slightly better than the performance of the Fund. The Board also noted that the Fund has adopted a fundamental restriction which restricts its ability to invest in illiquid securities to no more than 10% of its net assets, which is less than is currently permitted for the Small Cap Fund (i.e., no more than 15% of net assets).

   The Board considered the fact that continuing to operate as a closed-end fund would not address the discount to NAV at which Fund shares have historically traded. Since January 1, 2001, the discount has ranged from a high of 12.59% to a low of 2.31%, and has averaged 9.19% over calendar year 2001. The Board also considered the Fund's existing stockholder base, noting that two stockholders have reported as of February 13, 2002 that they beneficially own approximately
3.3 million shares of the Fund's outstanding common stock, or approximately 30% of the total. The daily trading volume for Fund shares averages approximately 15,000 shares. While the discount has recently narrowed, the Board concluded that if either of the Fund's two largest stockholders decide to change their investment allocations in the future by reducing their investment in the Fund, the Fund's daily trading volume would not likely be able to absorb the additional sales without the discount widening significantly. Assuming sales of shares equal in number to the average daily trading volume, it would take the two largest stockholders over 200 trading days to dispose of their entire positions in the Fund.

   The Advisor also informed the Board that it does not believe that it would be possible to grow the Fund significantly in the future. The Advisor noted that the securities markets and investors have not looked favorably on efforts by equity-oriented closed-end funds to raise additional capital through a second offering or a rights offering to existing stockholders for the past several years. Because the Fund is required to distribute to stockholders substantially all of its realized gains and net investment income annually, the Advisor does not expect the Fund to be able to grow significantly through appreciation of its assets by itself. The Board considered the fact that there would be limited possibilities to reduce the Fund's operating expenses further given the limitations on increasing the Fund's asset base in the closed-end fund format.

   On balance, the Board concluded that the benefits of the closed-end structure have become less significant for the Fund and have been outweighed by the advantages of operating as an open-end fund.

   Alternatives to Reorganization Considered. The Board evaluated several alternatives to merging the Fund into Small Cap Fund, including converting the Fund into an open-end fund and liquidating the Fund. Converting the Fund into a standalone open-end fund would have the advantages discussed above but would also likely involve some more significant disadvantages. The Board considered the fact that the conversion by a closed-end fund into an open-end fund has typically resulted in the loss of approximately 50% of the pre-conversion assets through significant post-conversion redemptions. Many shareholders take immediate advantage of their new found ability to redeem shares at NAV. This could be stemmed to some extent by the imposition of a redemption fee on sales within a period of months following the conversion. As more shareholders redeem, the fund's fixed operating expenses are spread over a shrinking asset base. This can result in a significantly higher expense ratio for the fund and the shareholders who choose to remain. In addition, the fund is often forced to liquidate large portions of its portfolio to fund the redemptions, causing the remaining shareholders to incur additional tax liabilities on the realized gains.

   The Fund has net assets of approximately $125,741,911 as of April 1, 2002. If this pattern were to hold true for the Fund's conversion and the Fund were to lose approximately half of its assets, the Fund could shrink to a size--approximately $60 million or less--which may be too small for the Fund to remain economically viable for the Advisor to continue operating. In addition, because the Advisor already offers another similar fund, Small Cap Fund, which is already significantly larger than the Fund and which has a lower net expense ratio, the Advisor advised the Board that it would likely have difficulty raising additional assets for the Fund.

   The Board also considered the merits of merely liquidating and dissolving the Fund. The Board determined that liquidation and dissolution was undesirable primarily because it would result in additional expenses arising out of liquidating the Fund's portfolio securities. The sales of the Fund's portfolio securities would be a taxable event for Fund stockholders.

   Advantages to Conversion to Open-End Structure through Reorganization with Small Cap Fund. After considering the various alternatives, including converting the Fund into a separate open-end fund, the Board concluded that converting the Fund into the open-end structure by reorganizing it into Small Cap Fund was the most advantageous alternative for the Fund and its stockholders. The Fund and Small Cap Fund both have substantially similar investment strategies. The same portfolio management team is currently managing both Funds and the same sales force is now marketing both Funds. Because of the confusion that might be caused by offering clients competing small cap funds, it is not advantageous to operate and market the Fund separately from Small Cap Fund, particularly if the Fund were to convert to a separate open-end fund. The Board also considered several others advantages to reorganization into Small Cap Fund.

   Diversification. Shareholders of both Funds may be better served by a combined fund offering greater diversification. To the extent that combining the Funds' assets into a single fund creates a larger asset base, Small Cap Fund may achieve greater diversification after the reorganization than is currently possible for either Fund. Greater diversification is expected to benefit the shareholders of both Funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

   Investment Performance. Small Cap Fund shares received in the reorganization will provide Fund stockholders with substantially the same investment advantages as they currently have at a comparable level of risk. The Board considered the performance history of each Fund, which is shown in the table below. Specifically, the Board and the Board of Trustees of the Small Cap Fund (collectively, the "Boards") considered the favorable long-term performance of the Small Cap Fund. Since the same portfolio management team is currently managing both the Fund and Small Cap Fund, any gaps in the performance of the two Funds is expected to narrow and differ primarily based on fees. The Boards further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these Funds, all shareholders may benefit by the possibility of reduced expenses due to the combination of the Funds.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                                                      Small Cap Fund(2)
                                     The Fund(2)       Investment Class
                                  (Inception 5/6/87) (Inception 10/21/93)
                                  ------------------ --------------------
      1 year ended 12/31/01......           (9.33)%             (8.56)%
      3 years ended 12/31/01.....           11.13%              13.43%
      5 years ended 12/31/01.....           10.10%              11.88%
      10 years ended 12/31/01....           11.63%                n/a
      Inception through 12/31/01.           11.19%              17.35%
      Total Assets as of 12/31/01    $133,958,898        $309,317,588

--------
(1) Past performance offers no indication of how the Fund will perform in the future.
(2) Based upon changes in the Fund's net asset value per share.
(3) The M Class of shares of Small Cap Fund does not yet exist.

   New Class of Shares of Small Cap Fund. The Board considered the fact that the Fund's stockholders would receive shares of a new class of Small Cap Fund in connection with the reorganization rather than shares of the existing Investment Class. The new M Class of shares would be subject to a 2% redemption fee on shares that are redeemed within one year following the effective date of the reorganization. It is expected that the M Class will remain in existence for a period of at least two years from the effective date of the reorganization.

   The Board was advised that the Board of Trustees of Small Cap Fund believes that there is a likelihood of substantial redemptions of Small Cap Fund shares following the reorganization as former Fund stockholders seek to realize the immediate increase in the value of their shares that results from the elimination of the discount. Substantial redemptions would generate significant additional transaction and administrative expenses, as well as potential tax liabilities, which would be borne by all of the Small Cap Fund's shareholders, including those shareholders who remain long-term investors. These costs could be partially mitigated to the extent the Fund is able to redeem some shareholders in kind rather than with cash. The Board was advised that the Board of Trustees of Small Cap Fund believes that a redemption fee which is borne by the shareholders who choose to redeem to compensate the Fund for those additional transaction and administrative costs would be fair and appropriate. The Board was also advised that the Board of Trustees of Small Cap Fund would consider waiving the redemption fee on in-kind redemptions, on a case by case basis, to the extent the Board of Trustees of Small Cap Fund determines that any particular in-kind redemption would involve significantly lower transaction and administrative expenses and little or no potential tax liabilities for the remaining shareholders. The Board also considered that additional investments by former Fund stockholders in M Class shares would be subject only to a $100 subsequent investment minimum and would not be subject to a redemption fee./ /

   Possibility of Reduced Expenses. A combined Fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for the Fund. Both Funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. The management fees of Small Cap Fund shares are lower than those of the Fund. The other expenses of the M Class of the Small Cap Fund are estimated to be higher than the Fund's. This is due primarily to the higher administrative and shareholder servicing costs of the M Class of the Small Cap Fund over the Fund. However, the Advisor anticipates that, taken as a whole, the total expense ratio of the M Class of the Small Cap Fund will be lower than the total expense ratio of the Fund. The total operating expenses of the M Class of Small Cap Fund are expected to equal the annual rate of 1.14%. The Fund incurred total operating expenses at the annual rate of 1.34% for the fiscal year ending December 31, 2001.

   The total expense ratio of the Investment Class of Small Cap Fund on a gross basis is slightly higher than the Fund's total expense ratio. However, the Adviser and Small Cap Fund's administrator, Investment Company Capital Corporation, have contractually agreed for the 16-month period ending January 31, 2003 to waive their fees or reimburse expenses so that the total annual expense ratio for the Investment Class of Small Cap Fund will not exceed 1.25%, which is also lower than the Fund's total annual expense ratio of 1.34% for the fiscal year ending December 31, 2001.

   Benefits to Small Cap Fund. The Board of Trustees of Small Cap Fund considered that the reorganization presents an excellent opportunity for Small Cap Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities, although this opportunity may be offset by the subsequent need to liquidate portfolio securities to meet redemptions requested by former shareholders of the Fund.

   Benefits to Advisors and Other Service Providers. The Boards of both Funds considered that the Funds' Adviser, administrator and distributor might also benefit from the reorganization. For example, the Advisor and the administrator might function more efficiently and therefore realize cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings. The Boards believe, however, that these savings will not amount to a significant economic benefit.

Additional Terms of Agreement and Plan of Reorganization

   Tax-Free Aspect of the Reorganization. The Boards of both Funds considered that the reorganization is expected to be tax-free, permitting shareholders of the two Funds to maintain their investments in a combined fund without immediate recognition of gain or loss for federal income tax purposes. The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition of closing, the Funds will receive an opinion of counsel, typical of transactions of this type. The opinion will be to the effect that the transfer of all of Fund's assets in exchange for M Class shares of Small Cap Fund and the assumption by Small Cap Fund of scheduled liabilities of the Fund will constitute a 'reorganization' within the meaning of Section 368(a) of the Code, that Small Cap Fund and the Fund are each a 'party to the reorganization' within the meaning of Section 368(b) of the Code, and that no gain or loss will be recognized by the Fund or Small Cap Fund or their respective shareholders as a result of the transaction.

   The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of either Board at any time prior to the Closing Date (as defined in the Agreement). The Agreement may be terminated in the event that a material condition is not fulfilled, a material covenant is not fulfilled or there is a material breach of the Agreement. In the event of termination, there will be no liability for damages on the part of either Fund or the Directors, Trustees or officers of either Fund.

   Conditions to Closing the Reorganization. The obligation of the Funds to consummate the reorganization is subject to the satisfaction of certain conditions under the Agreement (see Agreement, paragraphs 6 and 7).

   The obligation of Small Cap Fund to consummate the reorganization is also subject to the satisfaction of certain conditions under the Agreement, including that the Fund has distributed to its stockholders for its taxable year ending on the closing date of the reorganization: (1) all of its investment company taxable income (prior to reduction by any dividends paid deduction); (2) all of its net capital gain, after reduction by any capital loss carryforward; and (3) all of the excess of (i) its interest income excludable from federal gross income over (ii) the related deductions disallowed under the Code.

   The obligations of both Funds are subject to, among other things, the approval of the Agreement by the necessary vote of holders of the outstanding shares of the Fund, in accordance with the provisions of the Fund's Charter (the "Charter") and Second Amended and Restated Bylaws (the "Bylaws"). The Funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel as to the federal income tax consequences of the reorganization.

   Termination of Agreement. The Fund or Small Cap Fund may mutually agree to terminate the Agreement (even if the stockholders of the Fund have already approved it) at any time before the reorganization date. Either Fund may also terminate the Agreement if the other Fund has materially breached any representation, warranty or agreement contained in the Agreement or if a precedent condition to the obligation of the Fund terminating cannot or will not be met. Alternatively, the Funds may waive compliance with any condition other than that the reorganization be tax-free.

   Expenses of the Reorganization. DeAM, Inc. will bear at least 70% of the Fund's and Small Cap Fund's expenses in connection with the reorganization, including the fees and expenses incurred in connection with the Fund's liquidation and termination. The Fund will be responsible for the remaining 30% of the reorganization related expenses. The reorganization expenses are expected to aggregate approximately $150,000.

                                CAPITALIZATION

   The following table sets forth the capitalization of each Fund as of September 30, 2001, and the pro forma combined capitalization of both Funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.53827 share of the M Class of Small Cap Fund being issued for each share of common stock of the Fund. If the reorganization is consummated, the actual exchange ratio on the reorganization date may vary from the exchange ratio indicated due to changes in any of a number of factors, including:

 . Changes in the market value of the portfolio securities of both Small Cap
   Fund and the Fund between September 30, 2001 and the reorganization date.

 . Changes in the amount of undistributed net investment income and net realized capital gains of Small Cap Fund and the Fund during that period resulting from income and distributions.

 . Changes in the accrued liabilities of Small Cap Fund and the Fund during the same period.

                              Small Cap Fund   Small Cap
Capitalization as             Investment and      Fund       Small Cap Fund
of September 30, 2001           M Classes       M Class     Investment Class   The Fund
---------------------         -------------- -------------- ---------------- ------------
                               (pro forma)   (pro forma)(1)
Net assets...................  $354,619,922   $113,311,890    $241,308,032   $113,359,690
Net asset value per share....           n/a         $19.72          $19.73         $10.62
Shares outstanding...........    17,973,213      5,745,598      12,227,615     10,674,194

--------
(1) If the reorganization had taken place on September 30, 2001, the Fund's stockholders would have received 5,745,598 shares of the M Class of Small Cap Fund.

   It is impossible to predict how many shares of Small Cap Fund will actually be received and distributed by the Fund on the reorganization date. The table should not be relied upon to determine the amount of Small Cap Fund shares that will actually be received and distributed.

    COMPARISON OF CLOSED-END AND OPEN-END STRUCTURES AND SHAREHOLDER RIGHTS

   Small Cap Fund is an open-end investment company organized as a Massachusetts business trust. The Fund is closed-end investment company organized as a Maryland corporation. The following is a comparison of the rights of stockholders of a closed-end fund to the rights of shareholders of an open-end fund. Also noted are material differences between their respective rights under Maryland and Massachusetts law.

   Closed-End Structure. Most closed-end funds, such as the Fund, make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments. The Fund conducted an initial offering of its shares May 1987 and a rights offering to existing stockholders in May 1996. Shares of the Fund may only be purchased and sold in the secondary market through a financial intermediary such as a broker. Shares of the Fund have been listed and publicly traded on the New York Stock Exchange ("NYSE") under the symbol "MGC" since the Fund's initial public offering. Because shares are not redeemable to the Fund for NAV, the market price of the shares can deviate from NAV. Traditionally, Fund shares have traded at a discount from NAV. It is thought that the size of the discount depends upon several different factors, including the supply and demand for Fund shares, the fact that stockholders normally must pay a brokerage commission to effect a transaction and the magnitude of any unrealized gains in the fund's portfolio.

   Open-End Structure. Open-end funds, such as Small Cap Fund, continuously offer and redeem their shares. No secondary market exists for transactions in shares of Small Cap Fund. All transactions are effected directly with Small Cap Fund or its authorized agent. The shares are priced at the NAV next computed after receipt of the purchase or redemption order by the fund or an authorized agent of the fund. Purchases of shares of Small Cap Fund are not subject to a sales charge. Redemptions would be subject to a 2% redemption fee for M Class shares sold within one year following the reorganization. The shares are not subject to any ongoing Rule 12b-1 distribution fee. M Class shares of Small Cap Fund may not be exchanged for shares of another Deutsche Asset Management mutual fund. Please refer to the enclosed prospectus for Small Cap Fund for additional information regarding purchases, exchanges and redemptions of shares of Small Cap Fund.

   Limitation of Shareholders' and Funds' Liability. Maryland law provides that stockholders of a Maryland corporation (such as the Fund) are not generally subject to liability for the debts or obligations of the corporation. Massachusetts law provides that the shareholders of a Massachusetts business trust (such as Small Cap Fund) may, under certain circumstances, be liable for the debts and obligations of that trust, although the risk of liability is remote for shareholders of a Massachusetts business trust who do not participate in the management of the trust.

   Limitation of Director/Trustee Liability. The Maryland General Corporation Law (the "MGCL") permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter of the Fund does not contain such a provision limiting liability. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The Declaration of Trust of the BT Investment Funds provides for the limitation of liability of the trustees for actions involving negligence or wrongdoing to the extent the trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interests of the BT Investment Funds. The limitation of liability provision does not extend to liability for actions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee.

   Standard of Conduct. Under the MGCL, a director is required to perform his or her duties as a director (1) in good faith, (2) in a manner the director reasonably believes to be in the best interests of the corporation and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL also provides that an act of a director is presumed to satisfy this standard of conduct. Chapter 182 of the Massachusetts General Laws governing trusts and voluntary associations is silent as to a trustee's required standard of conduct. However, Massachusetts common law provides that a trustee of a Massachusetts trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as trustee in accordance with that fiduciary duty.

   Meetings of Shareholders. The MGCL requires corporations operating as registered closed-end investment companies such as the Fund to hold annual stockholder meetings. Pursuant to the Fund's Bylaws, special meetings of stockholders may be called at any time by the Chairman of the Board, by the Board of Directors, by the President of the Fund or upon written request of stockholders representing at least a majority of the Fund's outstanding shares. The presence in person or by proxy of stockholders entitled to cast a majority of the Fund's outstanding shares would constitute a quorum for conducting business at the stockholders meeting. The Massachusetts General Laws do not require a Massachusetts business trust to hold annual meetings. The Declaration of Trust and By-laws of the BT Investment Funds do not require Small Cap Fund to hold annual meetings of shareholders. Special meetings of shareholders of Small Cap Fund may be called by the trustees or upon the written request of shareholders owning not less than ten percent of Small Cap Fund's outstanding shares. A majority of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Small Cap Fund shareholders meeting.

   Election of Directors/Trustees. Under the Fund's Bylaws, the Board of Directors is divided into three classes. Directors are elected to hold office, unless sooner removed, for a term of three years and until their successors are elected and qualify. Pursuant to Maryland General Corporation Law and the Fund's Charter, a director may only removed with cause. A vacancy on the Board may only be filled by action of a majority of the remaining directors. Any directors elected to fill a vacancy serve for the remainder of the full term of the class in which the vacancy occurred. The Declaration of Trust of the BT Investment Funds provides that each trustee holds office until the next annual meeting of shareholders, if one is held, called for the purpose of electing trustees and until the election and qualification of his or her successor. A trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of trustees prior to the removal of the trustee or at any special meeting of shareholders by a vote of two-thirds of the outstanding shares. A vacancy on the Board may only be filed by action of a majority of the remaining trustees.

              ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

   The following table shows where in Small Cap Fund's prospectus you can find additional information about the business of Small Cap Fund.

Type of Information                                                        Headings in Prospectus
-------------------                                           -------------------------------------------------
                                                                               Small Cap Fund
                                                              -------------------------------------------------
Risk/return summary.......................................... Overview of Small Cap Fund
   Investment objectives/goals............................... Goal
   Principal investment strategies........................... Core Strategy, Investment Policies and Strategies
   Principal risks of investing in the Fund: narrative        Principal Risks of Investing in the Fund, Who
     disclosure.............................................. Should Consider Investing in the Fund
   Principal risks of investing in the Fund: risk/return bar
     chart and table......................................... Total Returns, After Fees and Expenses
   Fee table................................................. Annual Fund Operating Expenses
Body of prospectus........................................... A Detailed Look at Small Cap Fund
   Investment objectives, principal investment strategies     Objective, Strategy, Principal Investments,
     and related risks....................................... Investment Process, Other Investments and Risks
   Management: investment advisor and portfolio
     manager................................................. Management of the Fund; Portfolio Managers
   Shareholder information: pricing of fund shares........... Calculating the Fund's Share Price
   Shareholder information: purchase of fund shares
     redemption of fund shares............................... Buying and Selling Fund Shares
   Shareholder information: Dividends and distributions;
     tax consequences........................................ Dividends and Distributions, Tax Considerations
   Financial highlights information.......................... Financial Highlights

                     BOARDS' EVALUATION AND RECOMMENDATION

   For the reasons described above, the Board, including a majority of the Independent Directors, approved the reorganization at the special meeting held on February 21, 2002. Only Ralph W. Bradshaw, an Independent Director, did not vote in favor of the reorganization. In particular, the Board determined that the reorganization was advisable and in the best interests of the Fund and its stockholders and that the interests of the Fund's stockholders would not be diluted as a result of the reorganization. Similarly, the Board of Trustees of Small Cap Fund, including the Trustees who are not 'interested persons' of either Fund or the Advisor (the "Independent Trustees"), approved the reorganization at a meeting held on February 26, 2002. The Board of Trustees also determined that the reorganization was in the best interests of Small Cap Fund and that the interests of Small Cap Fund's shareholders would not be diluted as a result of the reorganization.

  Therefore, after careful consideration, the Board, including a majority of the Independent Directors, recommends that you vote 'FOR' the proposal to approve the Reorganization as provided in the Agreement and Plan of Reorganization.

                        VOTING RIGHTS AND REQUIRED VOTE

   Each share of common stock of the Fund outstanding on the Record Date is entitled to one vote. Approval of the above proposal requires the affirmative vote of holders of a majority of the shares of common stock of the Fund outstanding and entitled to vote.

   Shares of common stock of the Fund represented in person or by proxy, including shares that abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the Meeting or any postponement or adjournment thereof. These include proxies submitted by a broker or nominee holding shares in 'street name' who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Because approval of the proposal requires the affirmative vote of holders of a majority of the common shares outstanding and because abstentions and broker non-votes are treated as shares present but not voting, an abstention from voting or a 'broker non-vote' has the same effect as a vote against the proposal.

   If the required approval of stockholders is not obtained, the Fund will continue to engage in business as a closed-end investment company and the Board will consider what further action, if any, may be appropriate.

--------------------------------------------------------------------------------
                                  PROPOSAL 2

                             Election of Directors
--------------------------------------------------------------------------------

                                    SUMMARY

   As discussed in Proposal 1 above, the Board has determined that it is in the best interests of the Fund and its stockholders to approve an Agreement to reorganize the Fund into Small Cap Fund. While the Fund would dissolve as a result of the reorganization, the Board and the Advisor believe that it is very important for the existing directors to oversee the reorganization process on behalf of the Fund and its stockholders. If stockholders approve Proposal 1, it is expected that the reorganization will be consummated on June 28, 2002.

   Under the Fund's Charter and Bylaws, the directors are divided into three classes. Joseph J. Incandela's and Robert E. Greeley's terms as director will expire at the Meeting. Mr. Incandela, the Chairman of the Fund, has served as a director of the Fund since 1990. Mr. Greeley has served as a director of the Fund since its inception in 1987. Because the reorganization is expected to occur several months after the Meeting, the Board and the Advisor believe strongly that the Fund and its stockholders will particularly benefit from the experience and Fund-specific knowledge that these two long-standing directors would bring to overseeing and implementing the reorganization process. For that reason, the Special Nominating Committee of the Board has nominated Messrs. Incandela and Greeley for re-election to the Board for a term of three years and until their successors are elected and qualify.

   A plurality of all votes cast at the Meeting, at which a quorum is present, is sufficient to elect a director. This means that the two nominees who receive the greatest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the proxy card to cast each vote in favor of Robert E. Greeley and Joseph J. Incandela as directors of the Fund to serve for three years and until their successors are duly elected and qualify. Both Mr. Greeley and Mr. Incandela have consented to being nominated and have indicated a willingness to serve if elected. The Board knows of no reason why either Robert E. Greeley or Joseph J. Incandela would be unable to serve. However, if either Robert E. Greeley or Joseph J. Incandela should be unable to serve, the proxies received will be voted for any other person designed to replace either nominee by the Board of Directors.

   The Board recommends that the stockholders vote FOR the election of Messrs. Greeley and Incandela as Directors of the Fund.

   The following table presents certain information regarding the directors and officers (including the nominees), indicating their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout. Ms. Jones is an "interested person" as defined in the Investment Company Act through her position with the Advisor. Each officer is elected annually by the Board and serves until the officer's successor is duly elected and qualifies, or until the officer's resignation or removal by the Board or death. The Fund's administrator is also DeAM, Inc.

          Information Concerning the Directors, Nominees and Officers

                                                                        Number of
                                                                        Portfolios in
                           Term of Office                               Fund Complex
Name, Address and (Age)    and Length of  Principal Occupation(s)       Overseen by   Other Directorships
Position with the Fund     Time Served    During Past 5 Years           Director*     Held by Directors
----------------------     -------------- ----------------------------- ------------- -------------------

                                             Independent Directors

Robert E. Greeley (70) ..       1987      President, Page Mill Asset          1       None
  c/o Deutsche Asset                      Management (1986 to
  Management                              present); Private Investor,
  One South Street,                       Manager Corporate
  Baltimore, MD 21202                     Investments, Hewlett
  Director and Nominee....                Packard (1979 to 1991).

Joseph J. Incandela, (55)       1990      President, Overture Capital         1       None
  c/o Deutsche Asset                      Partners (2001 to present),
  Management                              Private Investor (January
  One South Street,                       1999 to present); Partner/
  Baltimore, MD 21202                     Managing Director, Thomas
  Chairman, Director and                  H. Lee Co. (1992 to 1998).
  Nominee.................

Richard D. Wood (62).....       1987      Private Investor (October           1       None
  c/o Deutsche Asset                      1994 to present); Chairman
  Management                              and President, Optical
  One South Street,                       Radiation Corp. (1969 to
  Baltimore, MD 21202                     October 1994).
  Director................

Ralph W. Bradshaw (51)....      2001      President, Cornerstone              1       Director, The Austria
  c/o Deutsche Asset                      Advisors, Inc. (2001 to                     Fund, Inc. (1999 to
  Management                              present); Financial                         present), Cornerstone
  One South Street,                       Consultant (1992 to present);               Strategic Return Fund,
  Baltimore, MD 21202                     Vice President, Deep                        Inc. (1999 to present),
  Director                                Discount Advisors, Inc.                     Cornerstone Strategic
                                          (1993 to 1999).                             Value Fund, Inc. (1998
                                                                                      to present), EIS Fund,
                                                                                      Inc. (2001 to present) and
                                                                                      Progressive Return Fund,
                                                                                      Inc. (1999 to present)

                                          Interested Director

Audrey M.T. Jones (55)....      1999      Managing Director, Director,        1       None
  Deutsche Asset                          Portfolio Manager, Deutsche
  Management, Inc.                        Asset Management, Inc.
  280 Park Avenue                         (September 1986 to present).
  New York, NY 10017
  President and Director

                                                                        Number of
                                                                        Portfolios in
                           Term of Office                               Fund Complex
Name, Address and (Age)    and Length of  Principal Occupation(s)       Overseen by   Other Directorships
Position with the Fund     Time Served    During Past 5 Years           Director*     Held by Directors
----------------------     -------------- ----------------------------- ------------- -------------------

                                          Officers of the Fund

Edward J. Veilleux (58)...                Director, Deutsche Asset
  One South Street,                       Management (formerly BT
  Baltimore, MD 21202                     Alex. Brown Inc.) (October
  Vice President                          1965 to present); Executive
                                          Vice President, Investment
                                          Company Capital Corp.
                                          (April 1996 to present);
                                          Trustee, Devcap Trust
                                          (registered investment
                                          company (2000 to present)

Fran Pollack-Matz (40)....                Vice President, Deutsche
  One South Street,                       Asset Management (formerly
  Baltimore, MD 21202                     BT Alex. Brown Inc.) (1998
  Secretary                               to present); Senior Attorney,
                                          Securities and Exchange
                                          Commission (1992 to 1998)

Charles. A. Rizzo (44)....                Director, Deutsche Asset
  One South Street,                       Management (2000 to
  Baltimore, MD 21202                     present); Vice President and
  Treasurer                               Department Head, BT Alex.
                                          Brown Inc. (1998 to 1999);
                                          Senior Manager, Coopers &
                                          Lybrand LLP (1993-1998).

Amy M. Olmert (38)........                Director, Deutsche Asset
  One South Street,                       Management (formerly BT
  Baltimore, MD 21202                     Alex. Brown Inc.) (1999 to
  Assistant Treasurer                     present); Certified Public
                                          Accountant (1989 to
                                          present); Vice President, BT
                                          Alex, Brown Inc. (1997 to
                                          1999); Senior Manager,
                                          PricewaterhouseCoopers
                                          LLP (1988-1997).

Sharon Kanovsky (37)......                Director, Deutsche Asset
  One South Street,                       Management (2000 to
  Baltimore, MD 21202                     present); Senior Manager,
  Assistant Treasurer                     PricewaterhouseCoopers
                                          LLP (1986-2000).

--------
* As of December 31, 2001, the total number of Deutsche Asset Management Funds (the 'Fund Complex') is 70.

Information Concerning Committees and Meetings of Directors

   The Board met six times during the fiscal year ended December 31, 2001 and each director attended at least 75% of the aggregate of the total number of meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

   Mr. Wood, Mr. Greeley, Mr. Incandela and Ms. Jones, comprise the Valuation Committee, which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley, Wood and Incandela. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the New York Stock Exchange. Mr. Wood serves as Chairman of the Audit Committee. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. During 2001, the Audit Committee met two times. The Audit Committee also met on February 14, 2002 to consider the proposed reorganization of the Fund into Small Cap Fund. At that meeting, the Audit Committee also made recommendations to the Board as to the selection of the independent public accountants, reviewed the methods, scope and result of the audits and audit fees charged, and reviewed the Fund's internal accounting procedures and controls. The Audit Committee also considered the scope and amount of non-audit services provided to the Fund, the Advisor and affiliates by the independent public accountants.

   The Special Nominating Committee is comprised of Mr. Greeley, Mr. Incandela and Mr. Wood. The Special Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. Stockholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action. The Special Nominating Committee has discussed and recommended the nomination of Messrs. Greeley and Incandela to the full Board.

   Set forth below is the dollar range of equity securities beneficially owned by each director as of December 31, 2001:

                                                              Aggregate Dollar Range of Equity
                                                           Securities in All Registered Investment
                         Dollar Range of Equity Securities  Companies Overseen by Director in the
Name of Director                    in the Fund                   Advisor's Family of Funds
----------------         --------------------------------- ---------------------------------------
                                      Independent Directors
Ralph W. Bradshaw.......        $10,001 to $50,000                   $10,001 to $50,000
Robert E. Greeley.......        $10,001 to $50,000                   $10,001 to $50,000
Joseph J. Incandela.....          $1 to $10,000                        $1 to $10,000
Richard D. Wood.........          Over $100,000                        Over $100,000

                                       Interested Director
Audrey M.T. Jones.......          Over $100,000                        Over $100,000

Compensation of Directors and Officers

   The Fund pays no compensation to the Fund's officers. None of the Fund's directors, officers or nominees has engaged in any financial transactions with the Fund or the Advisor.

                                                  Pension or
                                                  Retirement               Total
                                                   Benefits  Estimated  Compensation
                                                  Accrued as   Annual    from Fund
                                     Aggregate     Part Of    Benefits   and Other
                                    Compensation    Fund's      Upon      Funds in
Name of Director                   from the Fund*  Expenses  Retirement  Complex**
----------------                   -------------- ---------- ---------- ------------
Ralph W. Bradshaw.................    $9,313          $0         $0       $9,313
Audrey M.T. Jones.................      $0            $0         $0         $0
Robert E. Greeley.................    $17,500         $0         $0       $17,500
Joseph J. Incandela...............    $26,500         $0         $0       $26,500
Richard D. Wood...................    $17,500         $0         $0       $17,500

--------
*  As of the Fund's fiscal year end, December 31, 2001.
** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Advisor.

Audit Services and Fees

   Audit services performed by KPMG LLP for the Fund during the fiscal year ended December 31, 2001 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters and review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

   The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Fund's annual financial statements for the year ended December 31, 2001 contained in the annual report filed by the Fund amounted to $24,500.

  Financial Information Systems Design and Implementation

   KPMG LLP did not provide any financial systems design or implementation services during the year.

  All Other Audit Fees

   The aggregate fees billed for all services rendered by KPMG LLP to the Fund, its investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides services to the Fund other than the audit fees described above during the year ended December 31, 2001 amounted to $3,800, which represented tax services provided to the Fund.

  Report of the Audit Committee

   In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent public accountants a formal written statement describing all relationships between the accountants and the Fund, the Advisor and affiliates that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committee'. The Audit Committee discussed with the accountants any relationships that may impact their objectivity and independence and considered whether KPMG's provision of non-audit-related services was compatible with maintaining the independence of KPMG LLP. The Audit Committee also discussed and reviewed with the accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, 'Communications with Audit Committees', and discussed and reviewed the results of the accountants' examination of the financial results for the year ended December 31, 2001. The Audit Committee has reviewed and discussed the audited financial statements with Fund management.

   Based upon the above mentioned review and discussions with Fund management, the Audit Committee concluded that KPMG's provision of non-audit-related services was compatible with maintaining the accountants' independence. The Audit Committee recommended to the Board that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The members of the Audit Committee, Messrs. Greeley, Incandela and Wood (Chairman), unanimously recommended the reappointment of the independent public accountants and the Board concurred in such approval.

                                          By the Audit Committee of the Board
                                            of Directors:

                                          Joseph J. Incandela
                                          Robert E. Greeley
                                          Richard D. Wood (Chairman)

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or through the Internet, or in person by the Directors, officers and employees of the Fund or by personnel of Deutsche Asset Management, Inc. or ICC Distributors, Inc., the distributor of Small Cap Fund's shares. Georgeson Shareholder Communications, a third party soliciting firm, has agreed to provide solicitation services to the Fund at a cost of approximately $145,000, which estimate reflects the costs of a potential proxy contest. This cost will be shared by Deutsche Asset Management, Inc. and the Fund.

Revoking Proxies

   A Fund stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised:

   . By filing a written notice of revocation with the Fund, or

   . By returning before the time of the Meeting a duly executed proxy with a later date than the proxy being revoked, or

   . If a stockholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of the Fund at the Meeting at any time before the proxy is voted.

   Simply attending the Meeting without voting, however, will not revoke a previously executed and returned proxy. If you hold your shares in 'street name' and have instructed a broker to vote your shares, you must follow the directions received from your broker on revoking your proxy.

Outstanding Shares and Quorum

   As of April 1, 2002, 10,507,794 shares of common stock of the Fund were outstanding. Only stockholders of record on April 1, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist.

Other Business

   The Board knows of no business to be presented for consideration at the Meeting other than the two proposals. If other business is properly brought before the Meeting, proxies will be voted according to the discretion of the persons named as proxies.

   The Fund's Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2003 Annual Meeting must be received by the Secretary after the close of business on December 12, 2002, and prior to the close of business on January 13, 2003. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Fran Pollack-Matz, One South Street, Baltimore, Maryland 21202. A copy of the Bylaws may be obtained from Fran Pollack-Matz, the Fund's Secretary, by written request to the same address.

   In addition, if you wish to have your proposal considered for inclusion in the Fund's 2003 Proxy Statement, we must receive it on or before December 12, 2002.

Adjournments

   If a quorum is not present in person or by proxy at the time the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of either proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of shares of common stock of the Fund present in person or by proxy at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of either proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment and will vote those proxies against the reorganization against adjournment.

Telephone and Internet Voting

   The Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                       OWNERSHIP OF SHARES OF THE FUNDS

   To the knowledge of the Funds, as of April 1, 2002, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of Small Cap Fund and the Fund (before the reorganization) and would own (after the reorganization) more than 5% of the outstanding shares of Small Cap Fund.

                                                                     Small Cap Fund          Small Cap Fund
                                                                         Shares                  Shares
Names and Addresses of Owners of More Than 5% of Shares The Fund (before reorganization) (after reorganization)
------------------------------------------------------- -------- ----------------------- ----------------------
Deep Discount Advisors, Inc............................   16.1%*              0%                  5.15%
  One West Pack Square, Suite 777
  Asheville, NC 28801

Ron Olin Investment....................................   14.6%*              0%                  4.66%
  Management Company
  One West Pack Square, Suite 777
  Asheville, NC 28801

Bankers Trust Co. as Trustee for Westinghouse Savannah       0%           29.78%                 21.46%
  River/Bechtel........................................
  Savannah River Inc. Savings and
  Investment Plan
  34 Exchange Place, MS 3064
  Jersey City, NJ 07302-3558

Nat'l Financial Services Corp..........................      0%            7.74%                  5.58%
  For Excl Benefit of our Customers
  Attn Mutual Funds
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

--------
*  Based upon the most recent Schedule 13G filed by each entity with the SEC.

   As of April 1, 2002, the table reflects pro forma exchange ratios of approximately 0.53827 Small Cap Fund shares being issued for each share of common stock of the Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

   As of April 1, 2002, the Directors, Trustees and officers of the Fund and Small Cap Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

                                    EXPERTS

   The financial statements and the financial highlights of the Fund as of December 31, 2001 and for the periods then ended and of Small Cap Fund as of September 30, 2001 and for the periods then ended are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the Fund have been audited by KPMG LLP, independent accountants, as stated in the reports appearing in the annual report to stockholders. The financial statements and financial highlights for Small Cap Fund have been audited by PricewaterhouseCoopers, LLP, independent accountants, as stated in the reports appearing in the annual report to shareholders. These financial statements and financial highlights are included in reliance upon the reports given upon the authority of such firms as experts in accounting and auditing. These financial statements and financial highlights for each of the Fund and Small Cap Fund have been audited as stated in the reports appearing in the respective Annual Report to stockholders or shareholders.

                             AVAILABLE INFORMATION

   Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the Securities and Exchange Commission (the 'SEC'). These reports, proxy statements and other information filed by the Funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois) and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by e-mail at publicinfo@sec.gov, or by writing the Public Reference Branch, office of the Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. For information on the Public Reference Section, call the SEC at 1-202-942-8090. In addition, copies of these documents may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. The Fund's annual and semi-annual reports to stockholders, proxy statements and other information can also be inspected at the NYSE.

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the 'Agreement') is made as of
this      day of June, 2002 among (i) BT Investment Funds (the 'BT Trust'), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Small Cap Fund (the 'Acquiring Fund'), a series of the BT Trust, and (ii) The SMALLCap Fund, Inc., a corporation organized under the laws of the State of Maryland with its principal place of business at One South Street, Baltimore, Maryland 21202 (the 'Acquired Fund').

   This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the 'Code'). The reorganization (the 'Reorganization') will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of M Class shares of beneficial interest of the Acquiring Fund (the 'Acquiring Fund Shares') to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the stockholders of the Acquired Fund in liquidation and the dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

   WHEREAS, the Acquired Fund is a registered closed-end management investment company and the BT Trust is a registered open-end management investment company;

   WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

   WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

   WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption of certain scheduled liabilities of the Acquired Fund is advisable and in the best interests of the Acquired Fund stockholders and that the interests of the existing stockholders of the Acquired Fund would not be diluted as a result of this transaction.

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR M CLASS SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets to the Acquiring Fund as set forth in paragraph 1.2 free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2;

and (b) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing on the Closing date provided for in paragraph 3.1 (the 'Closing' and the 'Closing Date', respectively).

   1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all the property of the Acquired Fund, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

   (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

   1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Deutsche Asset Management, Inc. ('DeAM, Inc.'), as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

   1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the 'Liquidation Date'), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's stockholders of record determined as of the close of business on the Closing Date (the 'Acquired Fund Stockholders'), the Acquiring Fund Shares it receives pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the stockholders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such stockholders. All issued and outstanding shares of common stock of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any share certificates representing shares of common stock of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

   1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is dissolved.

   1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be dissolved under the laws of the State of Maryland and in accordance with its governing documents.

2. VALUATION

   2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the 'NYSE') on the date of the Closing of the Reorganization (such time and date being hereinafter called the Closing Date or the 'Valuation Date'), using the valuation procedures set forth in the Acquired Fund's most recent annual report to stockholders.

   2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

   2.3 The net asset value of the Acquired Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquired Fund's most recent annual report to stockholders.

   2.4. All computations of value shall be made by Bankers Trust Company ('Bankers Trust') in accordance with its regular practice as pricing agent for the Acquiring Fund and in accordance with its regular practice as pricing agent for the Acquired Fund.

3. CLOSING AND CLOSING DATE

   3.1. The Closing Date shall be June 28, 2002, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

   3.2. The custodian for the Acquired Fund (the 'Custodian') shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

   3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Trust or the Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Stockholders and the number and percentage ownership of outstanding full and fractional shares owned by each such stockholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1. The Acquired Fund represents and warrants to the BT Trust and the Acquiring Fund as follows:

   (a) The Acquired Fund is a corporation existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the stockholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

   (b) The Acquired Fund is a registered closed-end investment management company, and its registration with the Securities and Exchange Commission (the 'Commission') as an investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), is in full force and effect;

   (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Charter, or any amendment thereto, or Second Amended and Restated Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

   (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

   (e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

   (f) The Statement of Assets and Liabilities of the Acquired Fund as of December 31, 2001, has been audited by KPMG, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

   (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

   (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

   (i) For each taxable year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such for its final taxable year ending on the Closing Date;

   (j) For each taxable year of its operations, the Acquired Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

   (k) All issued and outstanding shares of common stock of the Acquired Fund are, and at the Closing Date will be duly authorized and validly issued, fully paid and non-assessable. All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

   (l) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the '1933 Act'), other than as disclosed in writing to, and accepted in writing by, the Acquiring Fund;

   (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Directors, and, subject to the approval of the Acquired Fund stockholders, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

   (n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

   (o) The information to be included in the registration statement on Form N-14 of the Acquiring Fund (the 'Registration Statement') (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

   (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

   (q) All of the issued and outstanding shares of common stock of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to and accepted by the Acquiring Fund; and

   (r) To the best of their knowledge, after consulting with their independent auditors, the Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

4.2. The BT Trust and the Acquiring Fund represent and warrant to the Acquired Fund as follows:

   (a) The Acquiring Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

   (b) The BT Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

   (c) The current prospectus of and statement of additional information of the BT Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

   (d) The BT Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund's assets;

   (e) The BT Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the BT Trust is a party or by which it is bound;

   (f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The BT Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the BT Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

   (g) The Statement of Assets and Liabilities of the Acquiring Fund as of September 30, 2001, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

   (h) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

   (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on said returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

   (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such on the Closing Date;

   (k) For each taxable year of its operations, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

   (l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

   (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the BT Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the BT Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

   (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund stockholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

   (o) The information to be furnished by BT Trust on behalf of the Acquiring Fund, for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

   (p) The information contained in the Registration Statement (other than information therein that relates to the Acquired Fund and supplied in writing by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

   (q) The BT Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date;

   (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement.

5. COVENANTS OF EACH OF THE PARTIES

   5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares. Explicit covenant for Acquired Fund to declare and pay all undistributed distributions/dividends for its current fiscal year.

   5.2. The BT Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

   5.3. This Agreement will have been approved by the affirmative vote of a majority of the outstanding shares of common stock of the Acquired Fund entitled to vote on the matter. The Acquired Fund will take all action necessary to obtain approval of the transactions contemplated herein.

   5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

   5.6. Subject to the provisions of this Agreement, the Acquired Fund and the BT Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

   5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the '1934 Act'), and the 1940 Act in connection with the Acquired Fund's stockholders approval of this Agreement and the transactions contemplated herein.

   5.9 The Acquired Fund and the Acquiring Fund shall each use its best reasonable efforts to cause the Reorganization to be treated as a reorganization within the meaning of Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING
   FUND

   The obligations of each Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

   6.1. All representations and warranties made in this Agreement by or on behalf of the Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal income tax basis and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

   6.3 The Acquired Fund and BT Trust on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and the Acquired Fund, respectively, and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund and the Acquiring Fund, respectively, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Charter and Second Amended and Restated Bylaws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

   7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including 'no-action' positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

   7.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   7.5. The Acquired Fund shall have distributed to its stockholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

   7.6. The parties shall have received a favorable written opinion of Willkie Farr & Gallagher, addressed to the BT Trust with respect to the Acquiring Fund and to the Acquired Fund, and satisfactory to each of Daniel O. Hirsch, as Secretary of the Acquiring Fund, and Fran Pollack-Matz, as Secretary of the Acquired Fund, substantially to the effect that for federal income tax purposes:

   (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the

Acquired Fund, of Acquiring Fund Shares to the Acquired Fund stockholders in exchange for their Acquired Fund shares of common stock and the dissolution of the Acquired Fund, will constitute a reorganization within the meaning of
Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be 'a party to a reorganization' within the meaning of Section 368(b) of the Code;

   (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund stockholders;

   (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

   (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

   (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

   (f) The Acquired Fund stockholders will not recognize gain or loss upon the exchange of all of their shares of common stock of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

   (g) The basis of the Acquiring Fund Shares received by each Acquired Fund stockholder in the transaction will be the same as the basis of the shares of common stock of the Acquired Fund surrendered in exchange therefor; and

   (h) The tax holding period of the Acquiring Fund Shares received by each Acquired Fund stockholder will include the tax holding period for the shares of common stock of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange.

   Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

   7.7. The parties shall have received a favorable written opinion of Hale and Dorr LLP, addressed to the Acquired Fund with respect to the Acquiring Fund and to the Acquired Fund, and satisfactory to each of Daniel O. Hirsch, as Secretary of the Acquiring Fund, and Fran Pollack-Matz, as Secretary of the Acquired Fund, substantially to the effect that all Acquiring Fund Shares, when issued in accordance with the terms of this Agreement, will be legally and validly issued, fully paid and non-assessable by the Acquiring Fund.

   7.8. Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself and its shareholders and stockholders that are reasonably necessary to enable Willkie Farr & Gallagher and Hale and Dorr to deliver their respective opinions substantially as set forth in paragraphs 7.6 and 7.7.

8. BROKERAGE FEES AND EXPENSES

   8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   8.2. DeAM, Inc. will bear 70% of each party's expenses in connection with the Reorganization. The Acquired Fund will bear the remaining 30% of those expenses.

   8.3 Stockholders of the Acquired Fund and shareholders of the Acquiring Fund will bear their respective expenses, if any, in connection with the transaction.

9. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1, 4.2, 5.1 and 5.2 through 5.8 hereof and that this Agreement constitutes the entire agreement between the parties.

   9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.TERMINATION

   10.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; (b) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Directors, Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the BT Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund stockholders under this Agreement to the detriment of such stockholders without their further approval.

12.NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the BT Trust on behalf of the Acquiring Fund at One South Street, Baltimore, MD 21202.

13.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

   13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

   13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5. It is expressly agreed that the obligations of the BT Trust and the Acquired Fund shall not be binding upon any of their respective Directors or Trustees, stockholders or shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the BT Trust or the assets and property of the Acquired Fund, as the case may be, as provided in the trust instruments of the BT Trust and under Maryland law in the case of the Acquired Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the BT Trust and the Directors of the Acquired Fund, and this Agreement has been executed by authorized officers of the BT Trust and the Acquired Fund, respectively, acting as such, and neither such authorization by such Directors or Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the BT Trust and the assets and property of the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of the BT Trust and under Maryland law in the case of the Acquired Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                            BT INVESTMENT FUNDS on
                                  behalf ofSMALL CAP FUND
By:    ------------------------   By:        ---------------------------
Name:  Amy M. Olmert              Name:      Daniel O. Hirsch
Title: Assistant Secretary        Title:     Vice President

Attest:                            The SMALLCAP Fund, Inc.
By:    ------------------------   By:        ---------------------------
Name:  Fran Pollack-Matz          Name:      Audrey M.T. Jones
Title: Secretary                  Title:     President

Deutsche Asset Management

[GRAPHIC OMITTED]
Mutual Fund
Prospectus
January 28, 2002


Investment Class

Mid Cap Fund
Small Cap Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

A Member of the
Deutsche Bank Group

[GRAPHIC OMITTED]

Table of Contents


Mid Cap Fund . . . . . . . . . . . . . . . . . . . . . 3
Small Cap Fund . . . . . . . . . . . . . . . . . . . . 9
Management of the Fund . . . . . . . . . . . . . . . . 15
Calculating the Fund's Share Price. . . . . . . . . . .16
Performance Information. . . . . . . . . . . . . . . . 16
Dividends and Distributions . . . . . . . . . . . . . .16
Tax Considerations . . . . . . . . . . . . . . . . . . 17
Buying and Selling Fund Shares. . . . . . . . . . . . .17

Overview of the Mid Cap Fund--Investment Class



Goal: The Fund seeks long-term capital growth.


Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized US companies with strong growth potential.


INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of medium-sized growth-oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.


Mid Cap Fund--Investment Class

Overview of the Mid Cap Fund--
Investment Class


Goal .....................................................  3
Core Strategy ............................................  3
Investment Policies and Strategies........................  3
Principal Risks of Investing in the Fund .................  4
Who Should Consider Investing in the Fund ................  4
Total Returns, After Fees and Expenses ...................  5

Annual Fund Operating Expenses ...........................  5


A Detailed Look at the Mid Cap Fund--Investment Class

Objective ................................................  6
Strategy  ................................................  6
Principal Investments ....................................  6
Investment Process........................................  6
Risks ....................................................  7
Financial Highlights .....................................  8

Overview of the Mid Cap Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o  stocks held by the Fund could perform poorly; or


o medium-sized company stock returns could trail stock market returns generally because of risks specific to medium-sized company investing including greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or

o the overall stock market could decline or could underperform other investments; or

o adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

o the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.


WHO SHOULD CONSIDER INVESTING IN THE FUND


You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provideexposure to investment opportunities not available to someone who invests in large company and small company stocks. Diversifying your investments may lower the volatility of your overall investment portfolio.

An investment in the Fundis not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Year-by-Year Returns
(the full calendar year since inception)

                1994             3.24%
                1995            37.43%
                1996             8.68%
                1997            14.46%
                1998            18.51%
                1999            49.68%
                2000           - 1.70%
                2001           -13.37%



Since inception, the Fund's highest return in any calendar quarter was 29.95% (fourth quarter 1999) and its lowest quarterly return was (19.58)% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

                                  Overview of the Mid Cap Fund--Investment Class



TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the actual return of the Fund's Investment Class for each full calendar year since it began selling Investment Class shares on March 9, 1993 (its inception date). The table compares the average annual return of the Fund's Investment Class with the Standard & Poor's (S&P) Mid-Cap 400 Index over the last one year,five years, and since inception. The S&P Mid-Cap Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's results.


ANNUAL FUND OPERATING EXPENSES

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the Fund.


Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in the Investment Class shares of the Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
- ------------------------------------------------------------------------------
--


The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company stock performance. It is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized US companies.


(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus).


(2) The investment advisor and administrator have contractually agreed for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.


(3) For the first 12 months, the expense example takes into account the fee waivers and reimbursements.


Performance For Periods
Ended December 31, 2001
Average Annual Returns
                                                Since Inception
                           1 Year     5 Year     (March 9, 1993)(1)

Mid Cap Fund--
Investment Class           (13.37)%   11.57%         13.80%


S&P Mid-Cap 400 Index      (0.62)%    16.11%         15.41%


(1) The S&P Mid-Cap 400 Index is calculated from February 28, 1993.





Annual Fees and Expenses
(expenses paid from Fund assets)

                                      Percentage of Average
                                           Daily Net Assets(1)

Management Fees                                  0.65 %



Distribution and Service (12b-1) Fees            None


Other Expenses                                   0.78 %


Total Fund Operating Expenses                    1.43 %


Less: Fee Waivers or Expense Reimbursements     (0.18)%(2)


Net Expenses                                     1.25 %




Expense Example(3)

            1 Year      3 Years      5 Years      10 Years

             $127        $435         $765         $1,698

A detailed look
at the Mid Cap Fund--Investment Class

OBJECTIVE


The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests the majority of its assets in the stock and other securities with equity characteristics of US companies with market capitalizations, at the time of purchase, within the market capitalization range of the S&P Mid-Cap 400 Index. We believe these companies contain the greatest concentration of businesses with significant growth prospects.

The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.


STRATEGY


The Fund invests primarily in equity securities of medium-sized growth-oriented companies. We focus on individual security selection rather than industry selection. The team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

PRINCIPAL INVESTMENTS


Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.
--------------------------------------------------------------------------------
Market capitalization or 'market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price. Convertible securities are bonds or preferred stock that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.

The Fund may also invest up to 20% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic will not comprise a major element of its strategy.


INVESTMENT PROCESS


Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

o The team focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

o The team emphasizes individual selection of medium sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The team generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

o The team screens within the market capitalization range of the S&P Mid-Cap 400 Index for medium size companies with growth and profitability.

Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces its securities within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. A Detailed Look at the Mid Cap Fund--Investment Class

RISKS

Below we set forth some of the prominent risks associated with investing in medium-sized companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.


Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the Fund.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value. The Fund follows a disciplined selling process to try to lessen this risk. We may sell a security if one or more of the following conditions take place:

o  there is a material change in the company's fundamentals;

o the stock underperforms its industry peer group by 15% or more; or

o  the stock price reaches our expectations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can pose added risk. Industrywide reversals have had a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.


Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at the Mid Cap Fund--Investment Class


The table below provides a picture of the Fund's financial performance of the Investment Class Shares for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Investment Class Shares of the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Financial Highlights


                                                                        For the Years Ended September 30,
                                                      2001        2000         1999       1998       1997
----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                $17.57      $14.77       $11.38     $15.72     $16.79
----------------------------------------------------------------------------------------------------------
Income (Loss) from Investment Operations:

Net Investment Income                                (0.03)      (0.06)       (0.07)     (0.12)     (0.13)
----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on
Investments                                          (6.41)       6.79        4.99      (1.58)      2.13
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (6.44)       6.73         4.92      (1.70)      2.00
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders

Net Realized Gains                                   (0.47)      (3.93)       (1.53)     (2.64)     (3.07)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $10.66      $17.57       $14.77     $11.38     $15.72
----------------------------------------------------------------------------------------------------------
Total Investment Return                             (37.26)%     53.65%       47.05%    (11.42)%   14.64%
----------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net Assets, End of Period (000s omitted)           $35,953     $47,820      $28,732    $25,497    $49,002
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Net Investment Income                               (0.21)%      (0.40)%      (0.58)%    (0.70)%    (0.77)%
----------------------------------------------------------------------------------------------------------
Expenses After Waivers                                1.25%       1.25%        1.25%      1.25%      1.25%
----------------------------------------------------------------------------------------------------------
Expenses Before Waivers                               1.43%       1.70%        1.88%      1.64%      1.54%
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                             251%        146%         155%       145%       167%
----------------------------------------------------------------------------------------------------------

(1) The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

Overview
--------------------------------------------------------------------------------

of the Small Cap Fund--Investment Class


Goal: The Fund invests for long-term capital growth.


Core Strategy: The Fund invests primarily in the stocks and other equity securities of smaller US companies.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.

Small Cap Fund--Investment Class

Overview of the Small Cap Fund--Investment Class


Goal ..................................................... 9
Core Strategy ............................................ 9
Investment Policies and Strategies ....................... 9
Principal Risks of Investing in the Fund ................. 10
Who Should Consider Investing in the Fund ................ 10


Total Returns, After Fees and Expenses ................... 11


Annual Fund Operating Expenses ........................... 11


A Detailed Look at the Small Cap Fund--Investment Class

Objective................................................. 12
Strategy ................................................. 12
Principal Investments .................................... 12
Investment Process ....................................... 12
Risks..................................................... 13
Financial Highlights ..................................... 14

Overview of the Small Cap Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o    stocks held by the Fund could perform poorly;


o small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing including greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment;

o the overall stock market could decline or could underperform other investments;

o adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are even greater for securities of issuers located in the emerging markets in which the Fund invests; or

o the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could negatively affect the value of the investment to US investors.


WHO SHOULD CONSIDER INVESTING
IN THE FUND


You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept significantly greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing short-term financial goals, if you are seeking regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Year-by-Year Returns
(the full calendar year since inception)

                1994           19.31%
                1995           58.57%
                1996            6.90%
                1997           13.16%
                1998            6.15%
                1999           44.75%
                2000           10.28%
                2001           -8.56%


Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was (24.39)% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.

Overview of the Small Cap--Investment Class

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 21, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one year, five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.


--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.


ANNUAL FUND OPERATING EXPENSES

(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.


Expense Example. The example illustrates the expenses you will incur on a $10,000 investment in the Fund. It assumes that the Fund earns an annual return of 5% over the periods shown, that the Fund's operating expenses remain the same and you sell your shares at the end of the period.


You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------

(1) Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus).


(2) The investment advisor and administrator have contractually agreed for the 16-month period from the Fund's fiscal year end of September 30, 2001, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.


(3) For the first 12 months, the expense example takes into account the fee waivers and reimbursements.

Performance For Periods
Ended December 31, 2001
Average Annual Returns
                                                  Since Inception
                            1 Year     5 Year   (October 21, 1993)1

Small Cap Fund--
  Investment Class          (8.56)%    11.88%           17.35%


Russell 2000 Index           2.49%      7.52%            9.58%


(1) The Russell 2000 Index is calculated from October 31, 1993.


Annual Fees and Expenses
(expenses paid from fund assets)

                                         Percentage of Average
                                              Daily Net Assets(1)

Management Fees                                    0.65%


Distribution and Service (12b-1) Fees              None


Other Expenses                                     0.81%

Total Fund Operating Expenses                      1.46%

Less: Fee Waivers or Expense Reimbursements       (0.21)%(2)

Net Expenses                                       1.25%


Expense Example(3)

               1 Year        3 Years        5 Years        10 Years

                $127           $441           $777          $1,728

A detailed look
--------------------------------------------------------------------------------

at Small Cap Fund--Investment Class


OBJECTIVE


The Fund seeks long-term capital growth. The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we are not required to obtain their approval to do so.


STRATEGY

The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a 'bottom-up' approach in selecting portfolio securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stock, and other securities with equity characteristics, of US smaller capitalization companies. The investment advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.


The Fund may also invest up to 20% of its assets in the stocks of non-US companies and up to 20% of its assets in large capitalization stocks. Under normal conditions, these two tactics willnot comprise major elements of its strategy.
--------------------------------------------------------------------------------

Market capitalizationor 'Market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.



INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection.

o The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

o The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

o The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

o The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

The team looks primarily for financial attributes that set these companies apart:

o    estimated above-average growth in revenues and earnings; and

o a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.


Temporary Defensive Position. The Fund may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.

Historically, this Fund has had a high portfolio turnover rate.
--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces its securities within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.

                                  A Detailed Look at Small Cap--Investment Class


RISKS

Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Security Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:


o    decelerating revenue or earnings growth;

o    loss of market share;

o increasing levels of debt or decreasing levels of cash flow and working capital; and

o    a stock price that lags behind competitors'.

Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up --than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

A Detailed Look at Small Cap--Investment Class

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Financial Highlights

                                                                            For the Years Ended September 30,
                                                      2001          2000        1999         1998        1997
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period                $26.95        $21.89      $14.96       $23.68       $21.66
--------------------------------------------------------------------------------------------------------------
Income from Investment Operations:

Expenses in Excess of Income                         (0.12)        (0.15)      (0.15)       (0.18)       (0.14)
--------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
Investment                                           (5.53)         8.53        7.13        (6.24)        3.58
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Investment Operations       (5.65)         8.38        6.98        (6.42)        3.44
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders

Net Realized Gain from Investment Transactions       (1.57)        (3.32)      (0.05)       (1.04)       (1.42)
--------------------------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                         --            --          --        (1.26)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.57)        (3.32)      (0.05)      (2.30)        (1.42)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $19.73        $26.95      $21.89       $14.96       $23.68
--------------------------------------------------------------------------------------------------------------
Total Investment Return                             (21.77)%      41.59%      46.52%       (28.38)%      17.90%
--------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net Assets, End of Period (000s omitted)          $241,308      $292,470    $216,272     $172,310     $286,322
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses in Excess of Income                         (0.53)%       (0.60)%     (0.74)%      (0.87)%      (0.89)%
--------------------------------------------------------------------------------------------------------------
Expenses After Waivers                                1.25%         1.25%       1.25%        1.25%        1.25%
--------------------------------------------------------------------------------------------------------------
Expenses Before Waivers                               1.46%         1.44%       1.46%        1.44%        1.28%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                             109%          136%        159%         182%         188%
--------------------------------------------------------------------------------------------------------------


(1) The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.

Information
--------------------------------------------------------------------------------

Concerning All Funds

MANAGEMENT OF THE FUND



Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Bankers Trust Company, DB Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. A Board of Trustees supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, New York 10017, acts as both Funds' investment advisor. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for the Funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment advisor, DeAM, Inc. receives a fee of 0.65% of the Funds' average daily net assets. This is the same fee that Bankers Trust, the previous investment advisor to the Fund, received for its services in the last fiscal year. DeAM, Inc. became the investment advisor on April, 30 2001.


DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2001 had total assets of approximately $73.9 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager


The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:


Audrey M. T. Jones, CFA

o    Managing Director of Deutsche Asset Management and Lead Manager of the
     Fund.

o    Joined Deutsche Asset Management in 1986.

o Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

o    30 years of investment industry experience.

o    BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA

o    Director of Deutsche Asset Management and Co-Manager of the Fund.

o    Joined Deutsche Asset Management in 2000.

o Portfolio manager with primary focus on the consumer and capital goods sectors.

o    Vice President of Mutual of America from 1993 to 2000.

o    21 years of financial industry experience.

o    MBA from New York University Stern School of Business.

Bob Grandhi, CFA

o    Director of Deutsche Asset Management and Co-Manager of the Fund.

o    Joined Deutsche Asset Management in 2001.

o Portfolio manager with primary focus on the technology and healthcare sectors.

o Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

o    25 years of financial industry experience.

o    MS and MBA from Illinois Institute of Technology

Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Funds. These are the same services that Bankers Trust, the previous administrator to the Funds provided. DeAM, Inc. became the administrator on July 1, 2001.

Information--Concerning All Funds

In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account;

o    implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Funds;


o answering your questions on the Funds' investment performance or administration;


o    sending proxy reports and updated prospectus information to you; and

o    collecting your executed proxies.

Service agents may include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management or special trust or retirement-investment reporting.


Organizational Structure. The Funds are 'feeder funds' that invests all of their assets in a corresponding 'master portfolio.' Capital Appreciation Portfolio is the master portfolio corresponding to the Mid Cap Fund and the Small Cap Portfolio is the master portfolio corresponding to the Small Cap Fund, respectively. Each Fund and its master portfolio have the same investment objective. The master portfolios are advised by DeAM, Inc.


The master portfolios may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.


CALCULATING THE FUNDS' SHARE PRICE

We calculate the daily price of the Funds, shares (also known as the 'Net Asset Value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange each day the Exchange is open for business. You can find the Funds' share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Funds' net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Funds own may ultimately affect the price of Fund shares the next time the NAV is calculated.

When price quotations for a particular security are not readily available or may be unreliable, we determine its value by the method that most accurately reflects its fair value under procedures adopted by the Board of Trustees.


PERFORMANCE INFORMATION
The Funds' performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Funds' performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS
If the Fund earns net investment income or recognizes net long-term or short-term capital gains, its policy is to distribute to shareholders substantially all of that income and capital gain at least annually. The Fund reserves the right to include in the income distribution any short-term capital gains on securities that it sells. The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in
- ------------------------------------------------------------------------------
--
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Funds will calculate their net asset value at the time of closing.

                                               Information--Concerning All Funds


shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


TAX CONSIDERATIONS


The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non- taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital gain distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


Transaction                                Tax Status
-----------                                ----------

Income dividends                           Ordinary income

Short-term capital gains                   Ordinary income
distributions*

Long-term capital gains distributions*     Capital gains
--------------------------------------------------------------------------------

* Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

If more than 50% of the Funds' total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your individual income tax return. In addition, if you sell your Fund shares you may have a capital gain or loss.



Transaction                      Tax Status
-----------                      ----------


Your sale of shares owned for    Generally, long-term capital
more than one year               gain or losses

Your sale of shares owned for    Generally, short-term capital
one year or less                 gain or losses; losses subject
                                 to special rules

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Funds to do so.



BUYING AND SELLING FUND SHARES


You may only purchase Investment Class Shares of the Funds if you have a shareholders account set up with a service agent such as a financial planner, investment advisor, broken-dealer or other institution.


Minimum Account Investments

Initial investment                                     $2,000

Subsequent investments                                   $100

IRA account, initial investment                        $1,000

Initial investment for shareholders of other
Deutsche Asset Management Funds'
Investment Class Shares                                  $500

Automatic investing plan, initial investment             $250

Bi-weekly or monthly plan subsequent investments         $100

Quarterly plan subsequent investments                    $250

Semi-annual plan subsequent investments                  $500

Minimum investment for qualified retirement
plans (such as 401(k), pension or profit
sharing plans)                                             $0

Account balance:

Non-retirement account                                   $500

IRA account                                                $0



Accounts opened through a service agent may have different minimum investment amounts. The Funds and the service providers reserve the right to from time to time in their discretion, waive or reduce the investment minimum.

Information--Concerning All Funds


Important Information About Buying and Selling Shares

o You may buy and sell shares of a fund through authorized service agent. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your service agent, provided that your service agent forwards your order to the Service Center in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Service Center.

o You may place orders to buy and sell over the phone by calling your service agent. Please contact your service agent for more information.


o We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks, checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

o    We process all sales orders free of charge.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o Any dividends payable on shares you redeeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


o We reserve the right to close your account on 30 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.


o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

o We remit proceeds from the sale of shares in US dollars. Under certain circumstances, we reserve the right to redeem shares 'in kind', which means that the Funds may give you a portion of your redemption in portfolio securities.


o    We do not issue share certificates.


o You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent for more information.

o We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

o Your purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

o We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the Fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may complete exchanges over the phone only if your account is authorized to do so.

Please note the following conditions.

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature or by letter.)

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o You will receive a written confirmation of each transaction from your service agent.

                       This page intentionally left blank

Additional information about each Fund's investments and performance is available in each Fund's annual and semi-annual reports to shareholders. In the Funds'annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 28, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.govor by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Mid Cap Fund--Investment Class                              CUSIP #055922819
Small Cap Fund--Investment Class                                   055922769
BT Investment Funds                                         SMMIDCAPANN (01/02)
                                                            811-4760


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                       Deutsche Asset Management

Mid Cap Fund -Investment Class
Small Cap Fund-Investment Class

Supplement dated March 28, 2002 to Prospectus dated January 28, 2002

The Funds' prospectus is supplemented to reflect that the Mid Cap Fund and the Small Cap Fund, each a feeder fund in a master-feeder structure, received all of their assets from their respective master portfolios, the Capital Appreciation Portfolio and the Small Cap Portfolio, as of the close of business on March 28, 2002. Both the Capital Appreciation Portfolio and the Small Cap Portfolio held no other investments and were closed.

The following replaces the 'Investment Policies and Strategies' section of the Mid Cap Fund prospectus:

The Fund seeks to achieve that goal by investing in stocks and other equity securities of medium-sized growth oriented companies. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The portfolio management team uses an active process which combines financial analysis with company visits to evaluate management and strategies.

The following replaces the first footnote in the 'Annual Fund Operating Expenses' section of the Mid Cap Fund prospectus:

1. Information on the annual operating expenses reflects the expenses of both the Fund and the Capital Appreciation Portfolio, the master portfolio in which the Fund invested its assets until March 28, 2002. As of March 29, 2002, the Fund operated as a stand-alone Fund that directly acquires and manages its own portfolio of securities.

The following replaces the 'Investment Policies and Strategies' section of the Small Cap Fund prospectus:

The Fund seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a 'bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.

The following replaces the first footnote in the 'Annual Fund Operating Expenses' section of the Small Cap Fund prospectus:

1. Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio in which the Fund invested its assets until March 28, 2002. As of March 29, 2002, the Fund has operated as a stand-alone Fund that directly acquires and manages its own portfolio of securities.

The following sentence replaces the first sentence in the 'Portfolio Manager' section:

The following portfolio managers are responsible for the day-to-day management of the Fund's investments.

                                                      A Member of the
                                                      Deutsche Bank Group [LOGO]

The following section is omitted from the prospectus:

Organizational Structure. The Funds are 'feeder funds' that invests all of their assets in a corresponding 'master portfolio'. Capital Appreciation Portfolio is the master portfolio corresponding to the Mid Cap Fund and the Small Cap Portfolio is the master portfolio corresponding to the Small Cap Fund. Each Fund and its master portfolio have the same investment objectives. The master portfolios are advised by DeAM, Inc.

The master portfolios may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Funds' Trustees to withdraw the Funds' assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Funds' assets, they would then consider whether the Funds should hire their own investment advisors, invest in different master portfolios or take other action.

               Please Retain This Supplement for Future Reference
BT Investment Funds
SUPPMIDSM (3/02)
CUSIP: 055922819
       055922769

                                                       Deutsche Asset Management

                                  Mutual Fund
                                 Annual Report
                               September 30, 2001

Mid Cap Fund
Small Cap Fund

                               [GRAPHIC OMITTED]
                                A Member of the
                              Deutsche Bank Group

Mid and Small Cap Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTERS TO SHAREHOLDERS ....................................  3
              PERFORMANCE COMPARISONS .................................... 10

              MID AND SMALL CAP FUNDS
                 Statements of Assets and Liabilities .................... 13
                 Statements of Operations ................................ 14
                 Statements of Changes in Net Assets ..................... 15
                 Financial Highlights .................................... 16
                 Notes to Financial Statements ........................... 19
                 Report of Independent Accountants ....................... 22
                 Tax Information ......................................... 22

              PORTFOLIOS
                 Schedules of Portfolio Investments ...................... 23
                 Statements of Assets and Liabilities .................... 26
                 Statements of Operations ................................ 27
                 Statements of Changes in Net Assets ..................... 28
                 Financial Highlights .................................... 29
                 Notes to Financial Statements ........................... 30
                 Report of Independent Accountants ....................... 32



            --------------------------------------------------------

   The Funds are not insured by the FDIC and are not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.

            --------------------------------------------------------

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MID CAP FUND

We are pleased to present you with this annual report for Deutsche Asset Management's Mid Cap Fund (the 'Fund'), providing a review of the markets, the Capital Appreciation Portfolio (the 'Portfolio') (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
MID CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP AND SMALL CAP COUNTERPARTS DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001. Still, the annual period proved to be difficult for equities across all market capitalizations. The S&P MidCap 400 Index returned -19.00% for the annual period as compared to the large cap S&P 500 Index return of -26.63% and the small cap Russell 2000 Index return of -21.21%. In contrast to recent years, value stocks significantly outperformed growth stocks within all equity capitalization sectors during this annual period. For example, in the mid cap area, the Russell MidCap Value Index fell just 0.04%, while the Russell MidCap Growth Index returned -51.77% for the twelve months.

EQUITY MARKETS BEGAN THE LAST QUARTER OF 2000 WITH A CONTINUATION OF THE SEPTEMBER 2000 SELL-OFF. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Information Technology sector's weakness was enough to outweigh the eight of eleven sectors that outpaced the S&P MidCap 400 Index as a whole.

AFTER A DIFFICULT START, THE FIRST CALENDAR QUARTER OF 2001 EXPERIENCED A BRIEF, SHARP RALLY IN RESPONSE TO A SURPRISE INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD IN EARLY JANUARY. Weakness across all segments of the equity markets quickly resumed and continued through the quarter despite two additional interest rate cuts of 0.50% each on January 31 and March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the preceding months, technology stocks were impacted hardest. It had become increasingly clear that the rapid pace of growth in the information technology and telecommunications industries over the past few years, driven in large part by Y2K and Internet spending, was not sustainable. While every sector in the S&P MidCap 400 Index posted negative returns for the quarter, performance remained broad, as eight of the eleven sectors outpaced the Index as a whole.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING THE FOURTH INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE OF 2% FOR THE FIRST QUARTER OF 2001. The Federal Reserve Board reduced interest rates by 0.50% in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate, party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th, resulted in mixed performance for each of the equity market segments in June.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, US GDP growth for the second calendar quarter came in lower than for the prior quarter, but still at a higher than expected annualized rate of 0.7%. Business capital spending was also down. However, consumer spending

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

remained strong, energy prices fell, and the residential real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.

The month of September witnessed the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment. Every sector in the S&P MidCap 400 Index posted negative returns for the quarter; five of the eleven sectors outpaced the Index as a whole.

INVESTMENT REVIEW
The Fund outperformed its Lipper category average by 9.73% but underperformed its benchmark, the S&P MidCap 400 Index by 18.15%, for the twelve month period. Specific stock selection and sector positioning had mixed results. As value stocks significantly outperformed growth stocks, weighing on performance for the period overall were the Fund's more growth-oriented holdings in the Information Technology sector as well as the Fund's growth bias versus the benchmark.

More specifically, positions in the Consumer Staples and Financial Services sectors contributed strong returns over the annual period, but these sectors' positive performance was not enough to outweigh the negative returns from positions in each of the other sectors. Particularly hindering Fund performance during the annual period were returns from the Information Technology, Energy, Utilities and Health Care sectors.

Among the Fund's best specific stock performers for the annual period were BJ's Wholesale Club, Inc., Williams-Sonoma, Inc., Family Dollar Stores and Bed, Bath & Beyond, Inc. in the Consumer Discretionary sector; Dime Bancorp, Inc., Astoria Financial Corp. and North Fork Bancorporation in the Financial Services sector; Cendant Corp. in the Industrials sector; Alteon Websystems in the Information Technology sector; and Caremark Rx, Inc. in the Health Care sector.

 TEN LARGEST STOCK HOLDINGS
 As of September 30, 2001
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------
   Tyson Foods, Inc. Class A ................... 3.99%
   Dole Food Co. ............................... 3.80
   Venator Group, Inc. ......................... 3.03
   Johnson Controls, Inc. ...................... 2.60
   Genzyme Corp.--General Division ............. 2.58
   Darden Restaurants, Inc. .................... 2.44
   The Bisys Group, Inc. ....................... 2.36
   Solutia, Inc. ............................... 2.27
   Hibernia Corp. Class A ...................... 2.12
   BJ Service Co. .............................. 2.09

MANAGER OUTLOOK
In our view, the tragic events of September 11th have created a 'New World' by dramatically altering the US' geopolitical, military, economic and societal outlook. The last decade, since the end of the 'Cold War,' was a period of unprecedented prosperity and security for the American people. Now, with the active start of 'Operation Enduring Freedom' against terrorism, uncertainty weighs heavily on consumer and investor sentiment. Given US history, we have no doubt that Americans will deal with the recent crisis and the upcoming period of struggle by carrying on their normal lives with determinism, resilience and renewed strength. However, in the near term, such events will also, we believe, be felt through much of the US economy and financial markets.

o Economic recovery will likely take longer than previously anticipated, compounded by underlying economic factors in existence prior to the World Trade Center and Pentagon tragedies.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

o Equity market performance--especially those 'consumer-centric' industries such as airlines and retail--will likely be adversely impacted by external factors as much as by any sector or stock-specific factors. We also believe there will be an increased equity risk premium demanded.

o Consumer and investor sentiment will likely fluctuate significantly in reaction to how the US geopolitical and military response and any possible counter actions play out. o Corporate earnings disappointments continue to present a primary investment risk.

At the same time, we believe there are a number of factors that should stimulate economic growth by the latter part of 2002 and be particularly positive for the mid cap equity market.

o The fiscal and monetary stimulus already in the pipeline, along with the ongoing accommodative policy stance by the Federal Reserve Board, should provide a powerful boost to the US economy as the relative cost of capital continues to fall.

o Investors have renewed their focus on fundamentals in the past several months, as companies with high equity valuations and weak fundamentals underwent the most severe corrections. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. For the mid cap equity market, the outlook for profit growth, as well as relative valuations, appears to remain attractive versus other segments of the market.

It is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that we believe offer compelling valuations relative to their growth rates;

o focus on companies that historically have strong, consistent earnings and revenue growth;

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors;

o    strictly adhere to our sell discipline seeking to help mitigate risk; and

o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

 SECTOR DIVERSIFICATION
 As of September 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Health Care ...............................  22.53%
   Consumer Discretionary ....................  16.93
   Financials ................................  12.64
   Information Technology ....................  12.14
   Consumer Staples ..........................  10.98
   Materials .................................   8.21
   Industrials ...............................   7.97
   Energy ....................................   4.76
   Utilities .................................   3.84
                                               ------
 ............................................. 100.00%
                                               ======

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

/S/ Audrey M. T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M. T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the
CAPITAL APPRECIATION PORTFOLIO
September 30, 2001

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

SMALL CAP FUND

We are pleased to present you with this annual report for Deutsche Asset Management's Small Cap Fund (the 'Fund'), providing a review of the markets, the Small Cap Portfolio (the 'Portfolio') (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
SMALL CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP COUNTERPARTS DURING THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001. Still, the annual period proved to be difficult for stocks across all market capitalizations. The Russell 2000 Index returned -21.21% for the annual period as compared to the S&P 500 Index return of -26.63% and the S&P MidCap 400 Index return of -19.00%. In contrast to recent years, value stocks significantly outperformed growth stocks within the small cap sector during this annual period, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

EQUITY MARKETS BEGAN THE LAST QUARTER OF 2000 WITH A CONTINUATION OF THE SEPTEMBER 2000 SELL-OFF. A dramatic slowdown in US GDP growth to approximately 1% versus 2.2% in the third quarter of 2000 and 5.6% in the second particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

THE FIRST CALENDAR QUARTER OF 2001 EXPERIENCED A BRIEF, SHARP RALLY IN RESPONSE TO TWO INTEREST RATE CUTS OF 0.50% EACH BY THE FEDERAL RESERVE BOARD DURING JANUARY. Also, a true 'January Effect' occurred in the small cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. Weakness across all segments of the equity markets quickly resumed and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the preceding months, technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

THE SECOND CALENDAR QUARTER BEGAN ON AN UPBEAT NOTE WITH A BROAD US EQUITY MARKET RALLY IN APRIL FOLLOWING THE FOURTH INTEREST RATE CUT OF 0.50% BY THE FEDERAL RESERVE BOARD AND THE ANNOUNCEMENT OF AN UNEXPECTEDLY HIGH US GDP GROWTH RATE OF 2% FOR THE FIRST QUARTER OF 2001. The Federal Reserve Board reduced interest rates by 0.50% in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter. Data indicated that consumer spending and confidence remained strong, but unemployment was rising and negative corporate earnings announcements persisted. In the US Senate, party control shifted, casting investor doubt regarding the regulatory environment for the Health Care and Energy sectors. These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th and the annual re-balancing of the Russell 2000 Index at the end of the month, resulted in mixed performance for the smaller capitalization equity market in June.

MIXED ECONOMIC SIGNALS, AN ONGOING STREAM OF NEGATIVE CORPORATE EARNINGS ANNOUNCEMENTS, AND THE TRAGIC EVENTS OF SEPTEMBER 11TH LED TO BROAD US EQUITY MARKET WEAKNESS THROUGH MUCH OF THE THIRD CALENDAR QUARTER OF 2001. In July, US GDP growth for the second calendar quarter came in lower than for the prior quarter, but still at a higher than expected annualized rate of 0.7%. Business capital spending was also down. However, consumer spending remained strong, energy prices fell, and the residential

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

real estate market continued to be vibrant. The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.

The month of September witnessed the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets until more normal market functioning is restored. The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

INVESTMENT REVIEW
The Fund's Institutional Class underperformed the Russell 2000 Index by .56%, but outperformed its category average, the Lipper Small Cap Growth Funds Average by 16.46%, for the twelve-month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. The Fund's performance closely tracked that of the Russell 2000 Index. Specific stock selection and sector positioning had mixed results.

More specifically, among the Portfolio's best performers during the annual period were Resmed, Inc. in the Health Care sector, Barrett Resources Corp. and BJ Services Co. in the Energy sector, Philadelphia Suburban Corp. in the Utilities sector and AmeriCredit Corp. in the Financial Services sector.

Over the annual period, positions in the Financial Services sector contributed strong returns, but this sector's positive performance was not enough to outweigh the negative returns from positions in each of the other sectors. Particularly hindering Fund performance during the annual period were returns from the Technology and Other Energy sectors.

 TEN LARGEST STOCK HOLDINGS
 As of September 30, 2001
 (percentages are based on total net assets of the Portfolio)
 ------------------------------------------------------------
   Resmed, Inc. ................................ 4.89%
   Commercial Federal Corp. .................... 2.63
   Accredo Health, Inc. ........................ 2.54
   BorgWarner, Inc. ............................ 2.51
   Philadelphia Suburban Corp. ................. 2.46
   USFreightways Corporation ................... 2.38
   LNR Porperty Corp. .......................... 2.33
   Tyson Foods, Inc. Class A ................... 2.27
   Swift Transportations Co, Inc. .............. 2.20
   Genesco, Inc. ............................... 2.10

MANAGER OUTLOOK
In our view, the tragic events of September 11th have created a 'New World' by dramatically altering the US' geopolitical, military, economic and societal outlook. The last decade, since the end of the 'Cold War,' was a period of unprecedented prosperity and security for the American people. Now, with the active start of 'Operation Enduring Freedom' against terrorism, uncertainty weighs heavily on consumer and investor sentiment. Given US history, we have no doubt that Americans will deal with the recent crisis and the upcoming period of struggle by carrying on their normal lives with determinism, resilience and renewed strength. However, in the near term, such events will also, we believe, be felt through much of the US economy and financial markets.

o Economic recovery will likely take longer than previously anticipated, compounded by underlying economic factors in existence prior to the World Trade Center and Pentagon tragedies.

o Equity market performance--especially those 'consumer-centric' industries such as airlines and retail--will likely be impacted by external factors as much as by any sector or stock-specific factors. We also believe there will be an increased equity risk premium demanded.

o Consumer and investor sentiment will likely fluctuate significantly in reaction to how the US geopolitical and military response and any possible counter actions play out.

o Corporate earnings disappointments continue to present a primary investment risk.

At the same time, we believe there are a number of factors that should stimulate economic growth by the

--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

latter part of 2002 and be particularly positive for the small cap equity market.

o The fiscal and monetary stimulus already in the pipeline, along with the ongoing accommodative policy stance by the Federal Reserve Board, should provide a powerful boost to the US economy as the relative cost of capital continues to fall. In a declining interest rate environment, the cost of capital spreads between larger and smaller firms usually narrow. As those spreads narrow, the relative access to capital for small cap companies has, from a historical perspective, improved. This improved access along with a lower relative cost of capital should make it cheaper and easier for smaller companies to borrow capital, thereby pointing to generally better relative earnings for smaller companies compared to larger companies.

o Investors have renewed their focus on fundamentals in the past several months, as companies with high equity valuations and weak fundamentals underwent the most severe corrections. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. Small cap stocks have outperformed their large cap brethren in terms of profit growth for the past five consecutive quarters. While liquidity remains a concern in the small cap equity market, we believe the good relative visibility, performance and valuations of small cap stocks should continue to benefit this equity segment.

o The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors.

It is important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that we believe offer compelling valuations relative to their growth rates;

o focus on companies that historically have had strong, consistent earnings and revenue growth;

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors;

o    strictly adhere to our sell discipline seeking to help mitigate risk; and

o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

 SECTOR DIVERSIFICATION
 As of September 30, 2001
 (percentages are based on market value of total investments in the Portfolio)
 -----------------------------------------------------------------------------
   Consumer Discretionary ....................  21.94%
   Health Care ...............................  20.65
   Financial Services ........................  13.04
   Autos and Transportation ..................  10.37
   Producer Durables .........................   6.66
   Materials and Processing ..................   6.63
   Consumer Staples ..........................   5.59
   Utilities .................................   5.38
   Other Energy ..............................   5.08
   Technology ................................   4.66
                                               ------
                                               100.00%
                                               ======

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/S/ Audrey M.T. Jones
/S/ Doris R. Klug
/S/ Bob Grandhi

Audrey M.T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the
SMALL CAP PORTFOLIO
September 30, 2001

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

                                                                CUMULATIVE                        AVERAGE ANNUAL
                                                             TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended                      1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   September 30, 2001                                            Inception                             Inception
----------------------------------------------------------------------------------------------------------------
 Mid Cap Fund 1
   Institutional Class
      (inception 10/12/93) 2           (37.15)%  41.06%   45.93%   132.04%   (37.15)%  12.15%     7.85%   11.14%
   Investment Class
      (inception 3/9/93)               (37.26)%  41.75%   43.94%   172.18%   (37.26)%  12.33%     7.56%   12.41%
------------------------------------------------------------------------------------------------------------------
 S&P MidCap 400 Index 3                (19.00)%  45.58%   89.73%   175.50% 6 (19.00)%  13.33%    13.67%   13.66% 6
------------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
   Growth Funds Average 4              (46.88)%  24.21%    23.27%   85.53%6  (46.88)%   6.75%     3.15%    7.21% 6
------------------------------------------------------------------------------------------------------------------
 Small Cap Fund 1
   Investment Class
   (inception 10/21/93)                (21.77)%  62.29%   37.03%   220.45%   (21.77)%  17.52%     6.50%   15.79%
------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 5                  (21.21)%  15.76%   24.86%    74.39% 7  21.21)%   5.00%     4.54%    7.28% 7
------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index 5                      (42.59)%  (1.26)%  (8.45)%   29.56% 7 (42.59)%  (0.42)%   (1.75)%   3.33% 7
------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Funds Average 4                     (38.23)%  35.74%   26.11%    86.27% 7  38.23)%   9.47%     3.94%    7.69% 7

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed.Performance assumes the reinvestment of all dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as the Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

3 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized UScompanies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Capgrowth Funds category and reclassified
     Small Cap Fund from the Lipper Mid Cap growth Funds category to the Lipper Small Cap Growth Funds category.

5 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values. Benchmark returns do not reflect expenses that have been deducted from theFund's returns.

6 Since Inception benchmark returns are for comparative purposes relative to Investment Class Shares and are for the periods beginning March 31, 1993.

7    Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Mid Cap Fund--Institutional Class, S&P MidCap 400 Index and Lipper Mid Cap Growth Funds Average
Growth of a $250,000 Investment (since October 12, 1993) 2

           Mid Cap Inst.3  S&P MidCap 400 Index 4  Lipper Mid Cap Growth Funds 5
           --------------  ----------------------  -----------------------------
10/12/93      $250,000             $250,000                 $250,000
11/30/93       234,750              244,470                  241,471
12/31/93       245,000              255,819                  251,568
01/31/94       252,500              261,770                  258,911
02/28/94       251,500              258,056                  257,512
03/31/94       239,000              246,103                  242,413
04/30/94       239,500              247,934                  242,106
05/31/94       236,000              245,587                  237,765
06/30/94       224,000              237,129                  226,649
07/31/94       227,750              245,159                  231,607
08/31/94       245,000              257,998                  247,616
09/30/94       246,000              253,183                  248,120
10/31/94       256,250              255,952                  253,934
11/30/94       246,750              244,407                  243,460
12/31/94       253,500              246,650                  248,522
01/31/95       244,500              249,229                  246,191
02/28/95       259,000              262,294                  257,488
03/31/95       270,000              266,600                  266,582
04/30/95       271,250              272,203                  269,175
05/31/95       273,750              278,769                  273,973
06/30/95       299,750              290,118                  294,473
07/31/95       334,750              305,192                  319,754
08/31/95       338,250              310,898                  324,099
09/30/95       353,500              318,434                  335,467
10/31/95       355,000              310,241                  327,552
11/30/95       355,250              323,791                  337,863
12/31/95       348,850              322,985                  337,189
01/31/96       345,000              327,671                  336,391
02/29/96       349,900              338,808                  350,381
03/31/96       352,975              342,868                  356,783
04/30/96       383,100              353,340                  382,890
05/31/96       400,350              358,118                  396,457
06/30/96       380,025              352,745                  379,721
07/31/96       345,000              328,880                  341,512
08/31/96       367,400              347,847                  362,960
09/30/96       397,525              363,014                  388,413
10/31/96       380,025              364,069                  376,585
11/30/96       389,175              384,576                  387,516
12/31/96       382,350              385,002                  384,146
01/31/97       398,050              399,456                  397,768
02/28/97       364,450              396,171                  375,078
03/31/97       338,550              379,280                  349,729
04/30/97       337,175              389,116                  350,427
05/31/97       374,075              423,140                  390,394
06/30/97       390,325              435,028                  406,580
07/31/97       430,275              478,100                  438,843
08/31/97       428,075              477,519                  436,614
09/30/97       460,425              504,967                  469,729
10/31/97       444,150              482,994                  445,373
11/30/97       432,575              490,153                  440,236
12/31/97       441,250              509,176                  445,258
01/31/98       428,300              499,484                  437,593
02/28/98       464,200              540,866                  476,619
03/31/98       495,375              565,261                  500,365
04/30/98       500,375              575,578                  503,239
05/31/98       479,200              549,685                  474,681
06/30/98       509,775              553,152                  493,465
07/31/98       480,375              531,695                  464,698
08/31/98       373,875              432,724                  365,096
09/30/98       411,250              473,118                  391,608
10/31/98       423,000              515,398                  411,106
11/30/98       451,250              541,119                  440,231
12/31/98       519,725              606,498                  492,677
01/31/99       552,500              582,888                  509,828
02/28/99       517,375              552,366                  469,288
03/31/99       553,700              567,814                  498,612
04/30/99       585,000              612,584                  520,816
05/31/99       572,000              615,284                  516,838
06/30/99       610,675              648,165                  555,372
07/31/99       589,425              634,393                  545,032
08/31/99       600,050              612,675                  538,667
09/30/99       593,550              593,741                  545,317
10/31/99       626,625              624,000                  590,317
11/30/99       674,175              656,766                  655,361
12/31/99       778,050              695,780                  776,202
01/31/00       802,950              676,189                  765,786
02/29/00       973,575              723,513                  946,986
03/31/00       941,350              784,065                  901,657
04/30/00       861,525              756,687                  800,208
05/31/00       800,750              747,245                  735,909
06/30/00       904,750              758,220                  835,760
07/31/00       887,175              770,198                  798,618
8/31/00        977,075              856,192                  901,860
9/30/00        922,975              850,331                  869,627
10/31/00       826,825              821,495                  800,449
11/30/00       709,700              759,486                  649,059
12/31/00       767,875              817,588                  699,076
1/31/01        785,250              835,796                  711,783
2/28/01        697,325              788,099                  610,736
3/31/01        628,425              729,506                  541,520
4/30/01        722,825              809,982                  614,130
5/31/01        721,200              828,845                  614,942
6/30/01        719,550              825,499                  615,290
7/31/01        689,725              813,202                  580,086
8/31/01        669,100              786,601                  542,000
9/30/01        580,100              688,743                  463,836


                                               AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                              1 Year     5 Years      Since
   September 30, 2001                                            10/12/93 2
 --------------------------------------------------------------------------
 Mid Cap Fund--Institutional Class             (37.15)%    7.85%     11.14%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

4 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized UScompanies.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Cap Growth Funds category.

Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Mid Cap Fund--Investment Class, S&P MidCap 400 Index and Lipper Mid Cap Growth Funds Average
Growth of a $10,000 Investment (since March 9, 1993)2

           Mid Cap Invst. S&P MidCap 400 Index 3  Lipper Mid Cap Growth Funds 4
           -------------- ----------------------  -----------------------------
03/09/93       $10,000          $10,000                    $10,000
03/31/93        10,010           10,000                     10,000
04/30/93         9,770            9,738                      9,697
05/31/93        10,180           10,182                     10,311
06/30/93        10,530           10,233                     10,421
07/31/93        10,680           10,213                     10,479
08/31/93        11,410           10,635                     11,080
09/30/93        11,850           10,747                     11,482
10/31/93        11,840           10,783                     11,600
11/30/93        11,220           10,544                     11,210
12/31/93        11,720           11,034                     11,686
01/31/94        12,070           11,290                     12,046
02/28/94        12,030           11,130                     11,994
03/31/94        11,420           10,614                     11,299
04/30/94        11,450           10,693                     11,285
05/31/94        11,280           10,592                     11,080
06/30/94        10,710           10,227                     10,577
07/31/94        10,880           10,574                     10,812
08/31/94        11,710           11,127                     11,568
09/30/94        11,740           10,920                     11,623
10/31/94        12,240           11,039                     11,890
11/30/94        11,780           10,541                     11,410
12/31/94        12,100           10,638                     11,623
01/31/95        11,660           10,749                     11,506
02/28/95        12,350           11,313                     12,032
03/31/95        12,870           11,498                     12,463
04/30/95        12,930           11,740                     12,586
05/31/95        13,050           12,023                     12,819
06/30/95        14,280           12,513                     13,777
07/31/95        15,950           13,163                     14,962
08/31/95        16,110           13,409                     15,164
09/30/95        16,830           13,734                     15,678
10/31/95        16,910           13,381                     15,274
11/30/95        16,920           13,965                     15,760
12/31/95        16,629           13,930                     15,726
01/31/96        16,444           14,132                     15,646
02/29/96        16,673           14,613                     16,310
03/31/96        16,803           14,788                     16,612
04/30/96        18,230           15,240                     17,834
05/31/96        19,058           15,446                     18,472
06/30/96        18,088           15,214                     17,688
07/31/96        16,422           14,185                     15,891
08/31/96        17,478           15,003                     16,907
09/30/96        18,909           15,657                     18,091
10/31/96        18,031           15,702                     17,531
11/30/96        18,447           16,587                     18,028
12/31/96        18,073           16,605                     17,906
01/31/97        18,876           17,229                     18,537
02/28/97        17,244           17,087                     17,491
03/31/97        15,935           16,358                     16,304
04/30/97        15,754           16,783                     16,313
05/31/97        17,503           18,250                     18,197
06/30/97        18,280           18,763                     18,961
07/31/97        20,249           20,621                     20,424
08/31/97        20,146           20,595                     20,362
09/30/97        21,677           21,779                     21,914
10/31/97        20,891           20,832                     20,771
11/30/97        20,326           21,140                     20,515
12/31/97        20,685           21,961                     20,719
01/31/98        20,027           21,543                     20,378
02/28/98        21,799           23,328                     22,197
03/31/98        23,318           24,380                     23,290
04/30/98        23,503           24,825                     23,447
05/31/98        22,474           23,708                     22,113
06/30/98        23,874           23,858                     22,938
07/31/98        22,508           22,932                     21,563
08/31/98        17,429           18,663                     16,950
09/30/98        19,201           20,406                     18,139
10/31/98        19,791           22,229                     19,058
11/30/98        21,107           23,339                     20,411
12/31/98        24,514           26,158                     22,777
01/31/99        26,067           25,140                     23,483
02/28/99        24,475           23,824                     21,593
03/31/99        26,202           24,490                     22,826
04/30/99        27,736           26,421                     23,853
05/31/99        27,122           26,537                     23,723
06/30/99        29,021           27,955                     25,484
07/31/99        28,062           27,361                     25,042
08/31/99        28,542           26,425                     24,688
09/30/99        28,235           25,608                     25,023
10/31/99        29,769           26,913                     27,038
11/30/99        31,879           28,326                     29,972
12/31/99        36,692           30,009                     35,358
01/31/00        37,828           29,164                     34,801
02/29/00        46,149           31,205                     43,020
03/31/00        44,667           33,817                     41,002
04/30/00        40,717           32,636                     36,567
05/31/00        37,680           32,229                     33,540
06/30/00        42,593           32,702                     38,135
07/31/00        41,556           33,219                     36,381
8/31/00         41,560           36,928                     41,122
9/30/00         43,383           36,675                     39,557
10/31/00        38,840           35,431                     36,523
11/30/00        33,334           32,757                     29,678
12/31/00        36,069           35,263                     31,873
1/31/01         36,885           36,048                     32,480
2/28/01         32,727           33,991                     27,868
3/31/01         29,488           31,464                     24,709
4/30/01         33,926           34,935                     27,970
5/31/01         33,824           35,748                     27,996
6/30/01         33,748           35,604                     28,067
7/31/01         32,345           35,074                     26,533
8/31/01         31,375           33,926                     24,815
9/30/01         27,218           29,706                     21,267

                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year     5 Years      Since
   September 30, 2001                                             3/9/93 2
 -------------------------------------------------------------------------
 Mid Cap Fund--Investment Class               (37.26)%    7.56%     12.41%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 S&P MidCap 400 Index is an unmanaged index used to portray the pattern of common stock movement of 400 mid-sized US companies.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Mid Cap Fund from the Lipper Multi Cap Growth Funds category to the Lipper Mid Cap Growth Funds category.

Benchmark returns are for the period beginning March 31, 1993.

--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

Small Cap Fund--Investment Class, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small Cap Growth Funds Average Growth of a $10,000 Investment (since October 21, 1993) 2

           Small Cap Fund --     Russell 2000       Russell 2000         Lipper Small Cap
            Investment Class       Index 3         Growth Index 3      Growth Funds Average 4
           -----------------     ------------      --------------      ----------------------
10/21/93          $10,000          $10,000            $10,000               $10,000
11/30/93           9,870            9,671              9,595                  9,627
12/31/93           10,460           10,002             9,975                 10,087
01/31/94           10,970           10,315             10,240                10,352
02/28/94           11,180           10,278             10,196                10,330
03/31/94           10,510           9,735              9,568                  9,737
04/30/94           10,610           9,793              9,583                  9,735
05/31/94           10,540           9,683              9,368                  9,516
06/30/94           10,080           9,354              8,965                  9,053
07/31/94           10,260           9,508              9,093                  9,214
08/31/94           11,200           10,038             9,761                  9,861
09/30/94           11,600           10,004             9,803                  9,972
10/31/94           12,120           9,965              9,908                 10,200
11/30/94           11,910           9,562              9,507                  9,832
12/31/94           12,480           9,819              9,732                 10,060
01/31/95           12,410           9,695              9,535                  9,904
02/28/95           13,290           10,099             9,974                 10,336
03/31/95           14,290           10,272             10,266                10,684
04/30/95           14,370           10,501             10,421                10,775
05/31/95           14,320           10,681             10,557                10,924
06/30/95           16,110           11,236             11,284                11,742
07/31/95           17,940           11,883             12,164                12,725
08/31/95           17,860           12,129             12,314                12,877
09/30/95           18,500           12,345             12,568                13,287
10/31/95           18,050           11,793             11,950                12,945
11/30/95           19,310           12,289             12,477                13,428
12/31/95           19,790           12,613             12,753                13,698
01/31/96           19,844           12,599             12,648                13,602
02/29/96           21,031           12,992             13,225                14,262
03/31/96           21,323           13,256             13,486                14,741
04/30/96           23,925           13,965             14,521                16,038
05/31/96           25,307           14,516             15,266                16,834
06/30/96           23,482           13,919             14,274                16,037
07/31/96           20,017           12,704             12,532                14,396
08/31/96           21,388           13,441             13,459                15,310
09/30/96           23,385           13,967             14,152                16,275
10/31/96           21,701           13,751             13,542                15,691
11/30/96           20,859           14,318             13,918                16,019
12/31/96           21,156           14,693             14,190                16,257
01/31/97           22,297           14,987             14,544                16,618
02/28/97           19,956           14,623             13,666                15,542
03/31/97           17,744           13,933             12,702                14,511
04/30/97           17,232           13,972             12,555                14,330
05/31/97           20,073           15,527             14,442                16,212
06/30/97           21,191           16,192             14,931                17,128
07/31/97           23,543           16,945             15,696                18,186
08/31/97           24,393           17,333             16,167                18,493
09/30/97           27,571           18,602             17,458                20,058
10/31/97           25,266           17,785             16,409                18,995
11/30/97           24,090           17,670             16,018                18,639
12/31/97           23,940           17,979             16,027                18,692
01/31/98           23,808           17,695             15,813                18,460
02/28/98           25,879           19,004             17,209                19,958
03/31/98           26,987           19,787             17,931                20,883
04/30/98           27,145           19,897             18,041                21,080
05/31/98           24,639           18,825             16,730                19,665
06/30/98           26,116           18,865             16,901                20,084
07/31/98           23,505           17,338             15,490                18,580
08/31/98           17,741           13,971             11,914                14,463
09/30/98           19,745           15,064             13,122                15,514
10/31/98           20,194           15,679             13,806                16,171
11/30/98           22,172           16,500             14,877                17,447
12/31/98           25,412           17,521             16,224                19,086
01/31/99           26,484           17,754             16,954                19,424
02/28/99           23,851           16,316             15,403                17,575
03/31/99           26,616           16,571             15,951                18,131
04/30/99           27,119           18,056             17,360                18,881
05/31/99           25,942           18,320             17,387                19,045
06/30/99           28,521           19,148             18,303                20,559
07/31/99           28,190           18,623             17,737                20,534
08/31/99           28,336           17,933             17,074                20,104
09/30/99           28,931           17,937             17,403                20,460
10/31/99           29,751           18,010             17,849                21,316
11/30/99           32,754           19,085             19,736                23,700
12/31/99           36,784           21,246             23,215                27,931
01/31/00           35,416           20,905             22,999                27,536
02/29/00           43,335           24,357             28,350                34,226
03/31/00           43,639           22,751             25,370                32,010
04/30/00           39,490           21,382             22,808                28,391
05/31/00           36,495           20,136             20,811                25,994
06/30/00           40,280           21,891             23,500                30,100
07/31/00           36,845           21,187             21,486                28,224
8/31/00            38,400           22,803             23,746                31,414
9/30/00            40,964           22,133             22,566                30,275
10/31/00           40,098           21,145             20,734                28,328
11/30/00           35,294           18,974             16,970                23,709
12/31/00           40,564           20,604             18,008                25,686
1/31/01            41,846           21,677             19,466                26,437
2/28/01            38,795           20,254             16,797                23,187
3/31/01            35,875           19,264             15,270                21,108
4/30/01            39,493           20,771             17,140                23,572
5/31/01            39,688           21,281             17,537                24,096
6/30/01            40,742           22,016             18,015                24,768
7/31/01            38,958           20,824             16,478                23,382
8/31/01            37,611           20,152             15,449                21,995
9/30/01            32,045           17,439             12,956                18,627

                                              AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year     5 Years      Since
   September 30, 2001                                           12/21/93 2
 -------------------------------------------------------------------------
 Small Cap Fund--Investment Class             (21.77)%    6.50%     15.79%

--------------------------------------------------------------------------------

1 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUNDS. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. Performance assumes the reinvestment of all dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2    The Funds inception date.

3 The Russell 2000 Index is an unmanaged index which tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified Small Cap Fund from the Lipper Mid Cap Growth Funds category to the Lipper Small Cap Growth Funds category.

Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                              SEPTEMBER 30, 2001

                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
ASSETS
   Investment in corresponding portfolio, at value 1 ................ $266,912,845                  $241,159,005
   Receivable for capital shares sold ...............................      570,082                       442,676
   Prepaid expenses and other .......................................       14,824                        13,929
                                                                      ------------                  ------------
Total assets ........................................................  267,497,751                   241,615,610
                                                                      ------------                  ------------
LIABILITIES
   Payable for capital shares purchased .............................           --                       168,938
   Due to Administrator .............................................       93,487                        96,161
   Other accrued expenses ...........................................       56,044                        42,479
                                                                      ------------                  ------------
Total liabilities ...................................................      149,531                       307,578
                                                                      ------------                  ------------
NET ASSETS .......................................................... $267,348,220                  $241,308,032
                                                                      ============                  ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................. $355,706,706                  $251,445,036
   Accumulated net realized loss on
     investment transactions ........................................  (70,317,266)                   (3,981,887)
   Net unrealized appreciation/depreciation on investments ..........  (18,041,220)                   (6,155,117)
                                                                      ------------                  ------------
NET ASSETS .......................................................... $267,348,220                  $241,308,032
                                                                      ============                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class 2 ............................................ $      10.69                           N/A
                                                                      ============                  ============
   Investment Class 3 ............................................... $      10.66                  $      19.73
                                                                      ============                  ============

--------------------------------------------------------------------------------

1    Allocated from Capital Appreciation Portfolio and Small Cap Portfolio.

2 Net asset value, redemption price and offering price per share (based on net assets of $231,394,867 and 21,641,258 shares outstanding; $0.001 par value, unlimited number of shares authorized)

3 Net asset value, redemption price and offering price per share (based on net assets of $35,953,353, $241,308,032 and 3,371,207, 12,227,615 shares outstanding for Mid Cap Investment Class and Small Cap Investment; $0.001 par value, unlimited number of shares authorized)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                             FOR THE YEAR  ENDED
                                                                                              SEPTEMBER 30, 2001

                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
INVESTMENT INCOME 1
   Income allocated from Portfolio ................................. $   1,527,506                  $    341,749
                                                                     -------------                  ------------
EXPENSES
   Administration and services fees ................................     1,502,201                     1,829,235
   Printing and shareholder reports ................................        38,614                        38,206
   Registration fees ...............................................        35,402                        31,740
   Professional fees ...............................................        25,814                        48,299
   Trustees fees ...................................................        10,625                        11,275
   Miscellaneous ...................................................         6,847                         2,021
                                                                     -------------                  ------------
Total expenses .....................................................     1,619,503                     1,960,776
Less: fee waivers and/or expense reimbursements ....................      (117,302)                     (131,541)
                                                                     -------------                  ------------
Net expenses .......................................................     1,502,201                     1,829,235
                                                                     -------------                  ------------
NET INVESTMENT (EXPENSES IN EXCESS OF) INCOME ......................        25,305                    (1,487,486)
                                                                     -------------                  ------------
REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS
   Net realized loss on investment transactions ....................   (69,862,546)                   (3,481,939)
   Net change in unrealized appreciation/depreciation
     on investments ................................................   (97,955,806)                  (64,364,850)
                                                                     -------------                  ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................  (167,818,352)                  (67,846,789)
                                                                     -------------                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................... $(167,793,047)                 $(69,334,275)
                                                                     =============                  ------------

--------------------------------------------------------------------------------

1 Allocated from Capital Appreciation Portfolio and Small Cap Portfolio, as applicable.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                 2001                2000                2001               2000
----------------------------------------------------------------------------------------------------------------
                                                             MID CAP FUND                         SMALL CAP FUND
                                                             ------------                         --------------
INCREASE (DECREASE)
   IN NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in
     excess of) income ................ $      25,305        $   (220,060)      $  (1,487,486)      $  (1,640,294)
   Net realized gain (loss) on
     investment transactions ..........   (69,862,546)         11,701,577          (3,481,939)         70,508,721
   Net change in unrealized
     appreciation/depreciation
     on investments ...................   (97,955,806)         74,967,361         (64,364,850)         19,244,310
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from operations .............  (167,793,047)         86,448,878         (69,334,275)         88,112,737
                                        -------------        ------------       -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions
     Institutional Class ..............   (10,725,713)                 --                  --                  --
     Investment Class .................    (1,285,534)         (7,759,652)        (17,048,548)        (32,546,199)
                                        -------------        ------------       -------------       -------------
Total distributions ...................   (12,011,247)         (7,759,652)        (17,048,548)        (32,546,199)
                                        -------------        ------------       -------------       -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales
     of shares ........................   125,121,876          43,486,787         449,432,895         622,544,178
   Value of shares issued in
     connection with mergers 1 ........            --         363,271,526           9,320,801                  --
   Dividend reinvestments .............    11,615,268           5,252,658          12,124,371          22,159,906
   Cost of shares redeemed ............  (151,725,520)        (57,291,310)       (435,656,947)       (624,073,187)
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from capital
   share transactions .................   (14,988,376)        354,719,661          35,221,120          20,630,897
                                        -------------        ------------       -------------       -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ......................  (194,792,670)        433,408,887         (51,161,703)         76,197,435
NET ASSETS
   Beginning of year ..................   462,140,890          28,732,003         292,469,735         216,272,300
                                        -------------        ------------       -------------       -------------
   End of year ........................ $ 267,348,220        $462,140,890       $ 241,308,032       $ 292,469,735
                                        =============        ============       =============       =============

--------------------------------------------------------------------------------

1    See Note 4 to Financial Statements.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                                                                              FOR THE PERIOD
                                                                              FOR THE            AUGUST 31, 2000
                                                                           YEAR ENDED                    THROUGH
                                                                   SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ....................................... $  17.57                   $  18.60
                                                                             --------                   --------
INCOME FROMINVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ...........................     0.01                      (0.00) 1
   Net realized and unrealized loss on investments .........................    (6.42)                     (1.03)
                                                                             --------                   --------
Total from investment operations ...........................................    (6.41)                     (1.03)
                                                                             --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ..........................    (0.47)                        --
                                                                             --------                   --------
NET ASSET VALUE, END OF PERIOD ............................................. $  10.69                   $  17.57
                                                                             ========                   ========
TOTAL INVESTMENT RETURN ....................................................   (37.15)%                    55.50% 2
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ................................ $231,395                   $414,320
   Ratios to average net assets:
     Net investment (expenses in excess of) income .........................     0.04%                     (0.17)% 3
     Expenses after waivers and/or reimbursements, including
        expenses of the Capital Appreciation Portfolio .....................     1.00%                      1.00% 3
     Expenses before waivers and/or reimbursements, including
        expenses of the Capital Appreciation Portfolio .....................     1.18%                      1.45% 3

--------------------------------------------------------------------------------

1    Amount is less than 0.01.

2 At the close of business on August 31, 2000, shares of Equity Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.

3    Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INVESTMENT CLASS
                                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                         2001          2000         1999          1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .................. $ 17.57       $ 14.77      $ 11.38       $ 15.72      $ 16.79
                                                      -------       -------      -------       -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income .....................   (0.03)        (0.06)       (0.07)        (0.12)       (0.13)
   Net realized and unrealized gain (loss)
     on investments .................................   (6.41)         6.79         4.99         (1.58)        2.13
                                                      -------       -------      -------       -------      -------
   Total from investment operations .................   (6.44)         6.73         4.92         (1.70)        2.00
                                                      -------       -------      -------       -------      -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment
     transactions ...................................   (0.47)        (3.93)       (1.53)        (2.64)       (3.07)
                                                      -------       -------      -------       -------      -------
NET ASSET VALUE, END OF YEAR ........................ $ 10.66       $ 17.57      $ 14.77       $ 11.38      $ 15.72
                                                      =======       =======      =======       =======      =======
TOTAL INVESTMENT RETURN .............................  (37.26)%       53.65%       47.05%       (11.42)%      14.64%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................. $35,953       $47,820      $28,732       $25,497      $49,002
   Ratios to average net assets:
     Expenses in excess of income ...................   (0.21)%       (0.40)%      (0.58)%       (0.70)%      (0.77)%
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Capital Appreciation Portfolio .......    1.25%         1.25%        1.25%         1.25%        1.25%
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Capital Appreciation Portfolio .......    1.43%         1.70%        1.88%         1.64%        1.54%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                         2001          2000         1999          1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF YEAR ................. $  26.95      $  21.89     $  14.96      $  23.68     $  21.66
                                                     --------      --------     --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................    (0.12)        (0.15)       (0.15)        (0.18)       (0.14)
   Net realized and unrealized gain (loss)
      on investments ...............................    (5.53)         8.53         7.13         (6.24)        3.58
                                                     --------      --------     --------      --------     --------
Total from investment operations ...................    (5.65)         8.38         6.98         (6.42)        3.44
                                                     --------      --------     --------      --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment
     transactions ..................................    (1.57)        (3.32)       (0.05)        (1.04)       (1.42)
   In excess of net realized gains .................       --            --           --         (1.26)          --
                                                     --------      --------     --------      --------     --------
Total distributions ................................    (1.57)        (3.32)       (0.05)        (2.30)       (1.42)
                                                     --------      --------     --------      --------     --------
NET ASSET VALUE, END OF YEAR ....................... $  19.73      $  26.95     $  21.89      $  14.96     $  23.68
                                                     ========      ========     ========      ========     ========
TOTAL INVESTMENT RETURN ............................   (21.77)%       41.59%       46.52%       (28.38)%      17.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................................ $241,308      $292,470     $216,272      $172,310     $286,322
   Ratios to average net assets:
   Expenses in excess of income ....................    (0.53)%       (0.60)%      (0.74)%       (0.87)%      (0.89)%
     Expenses after waivers and/or
        reimbursements, including expenses
        of the Small Cap Portfolio .................     1.25%         1.25%        1.25%         1.25%        1.25%
     Expenses before waivers and/or
        reimbursements, including expenses
        of the Small Cap Portfolio .................     1.46%         1.44%        1.46%         1.44%        1.28%



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Mid Cap Fund and Small Cap Fund--Investment Class (each a 'Fund', and collectively, the 'Funds') are two of the funds offered to investors by the Trust.

Mid Cap Fund began operations on March 9, 1993 and Small Cap Investment Class began operations on October 21, 1993.

The Mid Cap Fund offers two classes of shares to investors: the Institutional Class and the Investment Class. The Institutional Class began operations and offering shares of beneficial interest on August 31, 2000 when Equity Appreciation--Institutional Class, a series of the BT Pyramid Mutual Funds, merged into Mid Cap Fund Institutional Class. Equity Appreciation--Institutional Class began operations and offering shares of beneficial interest on October 12, 1993. The Investment Class began operations and offering shares of beneficial interest on March 9, 1993. Both classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

Mid Cap Fund and Small Cap Fund seek to achieve their investment objectives by investing substantially each of their assets in the Capital Appreciation Portfolio and Small Cap Portfolio (each a 'Portfolio' and collectively, the 'Portfolios'), respectively. Small Cap Portfolio is a series of BT Investment Portfolios. The Portfolios are open-end management investment companies registered under the Act. The value of each Fund's investment in the Portfolios reflects each Fund's proportionate interest in the net assets of that Portfolio. At September 30, 2001, Mid Cap Fund's investment was approximately 100% of the Capital Appreciation Portfolio, and the Small Cap Fund's investment was approximately 100% of the Small Cap Portfolio.

The financial statements of each of the Portfolios, including a list of investments held, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolios is discussed in Note 1B of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
Each Fund earns income, net of expenses, daily on its investment in the respective Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is each Fund's policy to declare and distribute dividends at least annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by each Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Funds are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

Each of the Funds may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of September 30, 2001, have been primarily attributable to distribution reclassifications, net operating losses, a return of capital, and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts.

                  Undistributed       Accumulated
                 Net Investment      Net Realized         Paid-in
Fund              Income (Loss)    Gains (Losses)         Capital
----             --------------    --------------    ------------
Mid Cap Fund         $ (25,305)        $2,232,062    $(2,206,757)
Small Cap Fund       $1,487,486        $ (183,619)   $(1,303,867)

F. CAPITAL LOSSES
At September 30, 2001, capital loss carryforwards available as a reduction against future net realized capital gains, subject to Internal Revenue date limitations, are as follows:

                 NET REALIZED
                 CAPITAL LOSS     EXPIRES        EXPIRES
                CARRYFORWARDS        2008           2009
                -------------    --------    -----------
Mid Cap Fund      $16,640,493          --    $16,640,493
SmallCap Fund      $  297,938    $232,049      $  65,889

At September 30, 2001 the Funds have deferred the following post-October capital losses to the next fiscal year ended September 30, 2002:

Mid Cap Fund                               $52,959,282
SmallCap Fund                              $ 2,771,717

G. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of the funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust are allocated among the funds in the Trust or the classes in the Fund, respectively.

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Funds have entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative and shareholder services to each of the Funds. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.40% for Institutional Class and 0.65% for the Investment Class of each Fund's average daily net assets.

Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly-owned subsidiary of Deutsche Bank AG, served as Administrator to the Funds. Bankers Trust Company continues to serve as custodian to the Funds.

The investment advisor and administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund or Class through January 31, 2003, to the extent necessary, to limit all expenses as follows: Institutional Class Shares to 1.00% of the average daily net assets of the Fund, including expenses of the Portfolio; Investment Class Shares to 1.25% of the average daily net assets of the Funds, including expenses of their respective Portfolios.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 3--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

                                                                                   For the Year Ended September 30, 2001
                                      ----------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional    Mid Cap Fund Investment    Small Cap Fund Investment
                                      --------------------------   ------------------------   --------------------------
                                          Shares          Amount       Shares        Amount        Shares         Amount
                                      ----------   -------------   ----------  ------------   -----------  -------------
Sold                                   6,301,165   $  85,989,533    2,937,167  $ 39,132,343    18,336,123  $ 449,432,895
Issued in merger                              --              --           --            --       381,032      9,320,801
Reinvested                               754,226      10,725,094       62,644       890,174       521,030     12,124,371
Redeemed                              (8,992,831)   (121,122,329)  (2,349,723)  (30,603,191)  (17,863,039)  (435,656,947)
                                      ----------   -------------   ----------  ------------   -----------  -------------
Net increase (decrease)               (1,937,440)  $ (24,407,702)     650,088  $  9,419,326     1,375,146  $  35,221,120
                                      ==========   =============   ==========  ============   ===========  =============

                                                  For the Period
                                        August 31, 20001 through
                                              September 30, 2000                   For the Year Ended September 30, 2000
                                      ----------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional    Mid Cap Fund Investment    Small Cap Fund Investment
                                      --------------------------   ------------------------   --------------------------
                                          Shares          Amount       Shares        Amount        Shares         Amount
                                      ----------   -------------   ----------  ------------   -----------  -------------
Sold                                     834,055   $  15,119,147    1,671,890  $ 28,367,640    24,179,824  $ 622,544,178
Issued in Merger                      24,799,785     363,271,526           --            --            --             --
Reinvested                                    --              --      383,966     5,252,658       994,610     22,159,906
Redeemed                              (2,055,142)    (36,569,667)  (1,279,979)  (20,721,643)  (24,203,140)  (624,073,187)
                                      ----------   -------------   ----------  ------------   -----------  -------------
Net increase                          23,578,698   $ 341,821,006      775,877  $ 12,898,655       971,294  $  20,630,897
                                      ==========   =============   ==========  ============   ===========  =============

--------------------------------------------------------------------------------

1    Inception date.

NOTE 4--FUND MERGERS
On August 31, 2000 the net assets of the Equity Appreciation--Institutional Class, one of the Funds comprising the BT Pyramid Mutual Funds, was merged into Mid Cap, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated July 28, 2000. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Equity Appreciation--Institutional Class had net assets of $461,299,975, shares outstanding of 19,712,720, and a net asset value of $23.40, respectively. Mid Cap Fund shares were issued at a conversion factor of 1.25806 shares for each Equity Appreciation--Institutional Class share, respectively. Mid Cap Fund was deemed to be the accounting survivor.

On May 31, 2001 the net assets of the Smaller Companies Fund, one of the Funds comprising the BT Pyramid Mutual Funds, were merged into Small Cap Fund, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated May 31, 2001. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Smaller Companies Fund--Institutional Class and Investment Class had net assets of $8,856,915 and $463,886 shares outstanding of 596,627 and 31,636, and a net asset value of $14.84 and $14.66, respectively. Small Cap Fund shares were issued at a conversion factor of 0.60686 and 0.59942 for each Smaller Companies Fund Institutional Class share and Investment Class share, respectively. Small Cap Fund was deemed to be the accounting survivor.

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of BT Investment Funds and Shareholders of Mid Cap Fund and Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Fund and Small Cap Fund (two of the Funds comprising BT Investment Funds, hereafter referred to as the 'Funds') at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended September 30, 2001

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

Mid Cap Fund's distributions to shareholders included $10,093,567 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary dividends made during the fiscal year ended September, 2001, the following percentages qualify for the dividends received deduction available to corporate shareholders.

Mid Cap Fund                                    100.00%
Small Cap Fund                                    6.88%


--------------------------------------------------------------------------------

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INVESTMENTS IN UNAFFILIATED ISSUERS

              COMMON STOCKS--87.65%
              CONSUMER DISCRETIONARY--14.84%

    137,600   BorgWarner, Inc. ...........$  5,545,280
    248,300   Darden Restaurants, Inc. ...   6,517,875
    122,800   Ethan Allen Interiors, Inc.    3,377,000
    106,200   Johnson Controls, Inc. .....   6,928,488
    216,100   Leggett & Platt, Inc. ......   4,213,950
    220,700   Talbots, Inc. ..............   4,954,715
    529,500   Venator Group, Inc. 1 ......   8,074,875
                                          ------------
                                            39,612,183
                                          ------------
              CONSUMER STAPLES--9.63%
    473,600   Dole Food Co. ..............  10,135,040
     77,800   Suiza Foods Corp. 1 ........   4,912,292
  1,062,600   Tyson Foods, Inc. Class A ..  10,647,252
                                          ------------
                                            25,694,584
                                          ------------
              ENERGY--4.16%
    313,500   BJ Service Co. 1 ...........   5,577,165
    163,500   National-Oilwell, Inc. 1 ...   2,370,750
     69,100   Noble Drilling Corp. 1 .....   1,658,400
     41,200   Smith International, Inc. 1    1,499,680
                                          ------------
                                            11,105,995
                                          ------------
              FINANCIALS--11.08%
     68,900   Astoria Financial Corp. ....   4,083,014
    175,900   Banknorth Group, Inc. ......   3,926,088
    346,500   Hibernia Corp. Class A .....   5,665,275
     59,500   Investors Financial
               Services Corp. ............   3,429,580
     77,800   Legg Mason, Inc. ...........   3,093,328
    165,000   North Fork Bancorporation ..   4,907,100
     60,600   SEI Investments Co. ........   1,939,200
    266,700   Sovereign Bancorp, Inc. ....   2,533,650
                                          ------------
                                            29,577,235
                                          ------------
              HEALTH CARE--19.75%
    106,470   Alkermes, Inc. 1 ...........   2,084,682
     48,800   Barr Laboratories, Inc. 1 ..   3,858,128
    266,400   Caremark Rx, Inc. 1 ........   4,443,552
    147,800   Edwards Lifesciences Corp. 1   3,310,720
    151,600   Genzyme Corp.-General
               Division 1 ................   6,885,672
     81,700   Idec Pharmaceuticals, Inc. 1   4,049,869
     70,900   Imclone Systems 1 ..........   4,009,395
     70,000   Invitrogen Corp. 1 .........   4,603,200
     59,600   Laboratory Corporation
               Of America Holdings 1 .....   4,818,660
    156,800   Priority Healthcare Corp.
               B Shares 1 ................   3,763,200
     55,200   Quest Diagnotics, Inc. 1 ...   3,405,840
    152,800   Sicor, Inc. 1 ..............   2,886,392
    129,600   Triad Hospitals, Inc. 1 ....   4,587,840
                                          ------------
                                            52,707,150
                                          ------------
     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INDUSTRIALS--6.98%
    333,100   American Power Conversion 1 $  3,890,608
    123,800   Certegy, Inc. 1 ............   3,213,848
    295,500   Swift Transportations
               Co, Inc. 1 ................   5,230,350
    118,900   The Bisys Group, Inc. 1 ....   6,304,078
                                          ------------
                                            18,638,884
                                          ------------
              INFORMATION TECHNOLOGY--10.64%
     45,800   Affiliated Computer
               Services, Inc. 1 ..........   3,728,578
    117,000   Electronics Arts, Inc. 1 ...   5,343,390
     97,100   Intersil Holding Corp. 1 ...   2,711,032
    125,700   Intuit, Inc. 1 .............   4,500,060
     80,100   Linear Technology Corp. ....   2,627,280
    199,600   Microsemi Corp. 1 ..........   5,199,580
    136,200   Peregrine Systems, Inc. 1 ..   1,720,206
    110,500   Sungard Data Systems, Inc. 1   2,582,385
                                          ------------
                                            28,412,511
                                          ------------
              MATERIALS--7.20%
    336,800   Packaging Corp. of America 1   5,203,560
    164,500   Peabody Energy Corp. .......   3,964,450
    487,970   Solutia, Inc. ..............   6,050,828
    119,300   Valspar Corp. ..............   3,989,392
                                          ------------
                                            19,208,230
                                          ------------
              UTILITIES--3.37%
    130,200   Aquila, Inc. 1 .............   2,838,360
    139,100   NiSource, Inc. .............   3,242,421
    175,700   ONEOK, Inc. ................   2,909,593
                                          ------------
                                             8,990,374
                                          ------------
TOTAL COMMON STOCKS
(Cost $251,988,366) ...................... 233,947,146
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $251,988,366) ................... 233,947,146
                                          ------------

              INVESTMENT IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUNDS--12.99%
 34,668,051   Cash Management Fund
               Institutional .............  34,668,051
                                          ------------
TOTAL INVESTMENT IN AFFILIATED
INVESTMENT COMPANIES
(Cost $34,668,051) .......................  34,668,051
                                          ------------
TOTAL INVESTMENTS
(Cost $286,656,417) 2 ........ 100.64%    $268,615,197

LIABILITIES IN EXCESS OF
   OTHER ASSETS ..............  (0.64)      (1,702,326)
                               ------     ------------
NET ASSETS ................... 100.00%    $266,912,871
                               ======     ============


--------------------------------------------------------------------------------

1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $287,373,908.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--95.91%
              AUTOS AND TRANSPORTATION--9.93%
    150,000   BorgWarner, Inc. ...........$  6,045,000
     77,100   Oshkosh Truck Corp. ........   2,792,562
    107,600   Skywest, Inc. ..............   1,799,072
     69,800   Superior Industries
               International .............   2,318,058
    299,200   Swift Transportations Co,
               Inc. 1 ....................   5,295,840
    183,000   USFreightways Corp. ........   5,709,600
                                          ------------
                                            23,960,132
                                          ------------
              CONSUMER DISCRETIONARY--21.04%
     92,500   Activision, Inc. 1 .........   2,517,850
    160,000   Bally Total Fitness
               Holdings 1 ................   3,249,600
     77,900   Cato Corp. (The) Class A ...   1,165,384
    206,200   Chico's Fas, Inc. 1 ........   4,856,010
    145,600   Christopher & Banks Corp. 1    4,384,016
    191,100   Furniture Brands
               International, Inc. 1 .....   3,722,628
    311,000   Genesco, Inc. 1 ............   5,053,750
    305,400   Gildan Activewear, Inc.
               Class A 1 .................   3,680,070
      5,100   La-Z-Boy, Inc. .............      80,529
     59,800   Maximus, Inc. 1 ............   2,375,854
    107,700   Metro One
               Telecommunications 1 ......   2,498,640
    104,900   Mohawk Inds, Inc. 1 ........   3,855,075
     25,400   Panera Bread Co. Class A 1 .     888,746
    101,100   Rare Hospitality
               International, Inc. 1 .....   1,571,094
    143,600   Renaissance Learning, Inc. 1   4,725,876
    115,300   Sonic Corp. 1 ..............   3,495,896
    172,200   Venator Group, Inc. 1 ......   2,626,050
                                          ------------
                                            50,747,068
                                          ------------
              CONSUMER STAPLES--5.37%
     97,700   Performance Food Group Co. 1   2,787,381
     74,300   Suiza Foods Corp. 1 ........   4,691,302
    545,000   Tyson Foods, Inc. Class A ..   5,460,900
                                          ------------
                                            12,939,583
                                          ------------
              FINANCIAL SERVICES--12.51%
     37,800   Affiliated Managers Group 1    2,147,418
    126,400   Annuity And Life Re ........   4,291,280
     71,275   Astoria Financial Corp. ....   4,223,757
    261,200   Commercial Federal Corp. ...   6,339,324
    205,700   Hibernia Corp. Class A .....   3,363,195
    145,000   Labranche & Co., Inc. 1 ....   3,219,000
    143,900   Odyssey Re Holdings Corp. 1    1,984,381
    138,500   South Financial Group, Inc.    2,193,840
    252,600   Sovereign Bancorp, Inc. ....   2,399,700
                                          ------------
                                            30,161,895
                                          ------------

     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              HEALTH CARE--19.80%
    168,300   Accredo Health, Inc. 1 .....$  6,126,120
    244,800   Caremark Rx, Inc. 1 ........   4,083,264
    222,800   Cell Genesys, Inc. 1 .......   3,564,800
     43,400   Eclipsys Corp. 1 ...........     577,220
    181,400   Emisphere Technologies,
               Inc. 1 ....................   3,464,740
    106,400   Intermune, Inc. 1 ..........   4,069,800
     79,000   Province Healthcare Co. 1 ..   2,902,460
     61,500   Rehabcare Group, Inc. 1 ....   2,675,865
    232,200   Resmed, Inc. 1 .............  11,795,760
     97,700   SurModics, Inc. 1 ..........   3,903,115
    545,300   XOMA Ltd. 1 ................   4,596,879
                                          ------------
                                            47,760,023
                                          ------------
              MATERIALS AND PROCESSING--6.36%
    103,900   Applied Films Corp. 1 ......   1,740,325
     65,800   Bowater, Inc. ..............   2,896,516
     20,600   Jacobs Engineering Group,
               Inc. 1 ....................   1,285,440
    187,500   LNR Porperty Corp. .........   5,615,625
     69,200   Lone Star Technologies,
               Inc. 1 ....................     858,080
     72,900   Rayonier, Inc. .............   2,950,263
                                          ------------
                                            15,346,249
                                          ------------
              OTHER ENERGY--4.88%
    112,300   Arch Coal, Inc. ............   1,751,880
    371,700   Global Inds Ltd. 1 .........   2,025,765
     76,400   Massey Energy Co ...........   1,119,260
    139,300   National-Oilwell, Inc. 1 ...   2,019,850
     61,600   Peabody Energy Corp. .......   1,484,560
     72,700   Tom Brown, Inc. 1 ..........   1,519,430
    165,300   Veritas DGC, Inc. 1 ........   1,843,095
                                          ------------
                                            11,763,840
                                          ------------
              PRODUCER DURABLES--6.39%
    130,200   Belden, Inc. ...............   2,447,760
    253,800   Joy Global, Inc. 1 .........   3,768,930
     84,300   Photon Dynamics, Inc. 1 ....   1,951,545
    141,900   Rayovac Corp. 1 ............   2,163,975
    152,900   SBA Communications Corp. 1 .   2,041,215
    193,600   SpectraLink Corp.1 .........   3,029,840
                                          ------------
                                            15,403,265
                                          ------------
              TECHNOLOGY--4.47%
     97,300   Anixter International,
               Inc. 1 ....................   2,411,094
     33,400   Documentum, Inc. 1 .........     273,546
    126,300   DSP Group, Inc. 1 ..........   2,519,685
      9,700   Intergraph Corp. 1 .........      86,815
    106,200   Numerical Technologies,
               Inc. 1 ....................   1,762,920
    153,600   Zoran Corp. 1 ..............   3,720,192
                                          ------------
                                            10,774,252
                                          ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
              UTILITIES--5.16%
     88,600   Alamosa Holdings, Inc. 1 ...$  1,227,110
    225,500   Philadelphia Suburban Corp.    5,921,630
    105,780   Price Communications Corp. 1   1,792,970
     90,500   RGS Energy Group, Inc. .....   3,502,350
                                          ------------
                                            12,444,060
                                          ------------
TOTAL COMMON STOCKS
   (Cost $237,455,484) ................... 231,300,367
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $237,455,484) ................... 231,300,367
                                          ------------


     SHARES   SECURITY                           VALUE
     ------   --------                           -----
INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES
              MUTUAL FUNDS--6.39%
 15,403,794   Cash Management Fund
               Institutional .............$ 15,403,794
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $15,403,794) ....................  15,403,794
                                          ------------
TOTAL INVESTMENTS
   (Cost $252,859,278) 2 ...... 102.30%   $246,704,161

LIABILITIES IN EXCESS OF

   OTHER ASSETS ...............  (2.30)     (5,545,127)
                                ------    ------------
NET ASSETS .................... 100.00%   $241,159,034
                                ======    ============

--------------------------------------------------------------------------------

1    Non-income producing security.

2    Aggregate cost for federal tax purposes is $253,771,510.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                              SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------------------------------
                                                              CAPITAL APPRECIATION                     SMALL CAP
                                                                         PORTFOLIO                     PORTFOLIO
                                                              --------------------                  ------------
ASSETS
   Investment in unaffiliated issuers, at value 1 ................... $233,947,146                  $231,300,367
   Investments in affiliated investment companies,
     at value 2 .....................................................   34,668,051                    15,403,794
   Dividends receivable 3 ...........................................      101,962                       153,420
   Receivable for shares of beneficial interest subscribed ..........           --                        13,859
   Receivable for securities sold ...................................    7,244,567                     5,322,724
                                                                      ------------                  ------------
Total assets ........................................................  275,961,726                   252,194,164
                                                                      ------------                  ------------
LIABILITIES
   Payable for securities purchased .................................    8,876,630                    10,882,398
   Due to advisor ...................................................      143,600                       123,505
   Accrued expenses and other .......................................       28,625                        29,227
                                                                      ------------                  ------------
Total liabilities ...................................................    9,048,855                    11,035,130
                                                                      ------------                  ------------
NET ASSETS .......................................................... $266,912,871                  $241,159,034
                                                                      ============                  ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................. $284,954,091                  $247,314,151
   Net unrealized depreciation on investments .......................  (18,041,220)                   (6,155,117)
                                                                      ------------                  ------------
NET ASSETS .......................................................... $266,912,871                  $241,159,034
                                                                      ============                  ============

--------------------------------------------------------------------------------

1 Cost of Investment in unaffiliated issuers: Capital Appreciation Portfolio $251,988,366 and Small Cap Portfolio $237,455,484.

2 Cost of Investment in affiliated investment companies: Capital Appreciation Portfolio $34,668,051 and Small Cap Portfolio $15,403,794.

3 Includes $57,036 and $26,810 from Capital Appreciation Portfolio and Small Cap Portfolio investments in affiliated investment companies.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                               FOR THE YEAR ENDED
                                                                                               SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------------------------------
                                                              CAPITAL APPRECIATION                      SMALL CAP
                                                                         PORTFOLIO                      PORTFOLIO
                                                              --------------------                    -----------
INVESTMENT INCOME
   Dividends from unaffiliated issuers ............................. $   1,951,727                   $  1,175,414
   Dividends from affiliated investment companies ..................     1,664,850                        848,386
                                                                     -------------                   ------------
Total investment income ............................................     3,616,577                      2,023,800
                                                                     -------------                   ------------
EXPENSES
   Advisory fees ...................................................     2,216,885                      1,803,294
   Administration and services fees ................................       348,234                        281,662
   Professional fees ...............................................        28,174                         35,244
   Trustees fees ...................................................        10,617                         10,825
   Miscellaneous ...................................................         5,710                          4,485
                                                                     -------------                   ------------
Total expenses .....................................................     2,609,620                      2,135,510
   Less: fee waivers and/or expense reimbursements .................      (520,549)                      (453,459)
                                                                     -------------                   ------------
Net expenses .......................................................     2,089,071                      1,682,051
                                                                     -------------                   ------------
NET INVESTMENT INCOME ..............................................     1,527,506                        341,749
                                                                     -------------                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investment transactions ..................   (69,862,553)                    (3,481,939)
   Net change in unrealized appreciation/depreciation
     on investments ................................................   (98,321,719)                   (62,596,396)
                                                                     -------------                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....................  (168,184,272)                   (66,078,335)
                                                                     -------------                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................... $(166,656,766)                  $(65,736,586)
                                                                     =============                   ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                 2001                2000                2001                2000
-----------------------------------------------------------------------------------------------------------------
                                           CAPITAL APPRECIATION PORTFOLIO                     SMALL CAP PORTFOLIO
                                           ------------------------------                     -------------------
INCREASE (DECREASE)
   IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............. $   1,527,506        $    178,984       $     341,749       $     134,476
   Net realized gain (loss) on
     investment transactions ..........   (69,862,553)         11,701,588          (3,481,939)         70,508,730
   Net change in unrealized
     appreciation/depreciation
     on investments ...................   (98,321,719)         74,967,364         (62,596,396)         19,244,312
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from operations .............  (166,656,766)         86,847,936         (65,736,586)         89,887,518
                                        -------------        ------------       -------------       -------------
CAPITAL TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST
   Proceeds from capital
     invested .........................   125,608,600         405,848,130         470,367,755         645,704,347
   Value of capital withdrawn .........  (160,881,989)        (52,593,612)       (465,460,467)       (648,908,543)
                                        -------------        ------------       -------------       -------------
Net increase (decrease) in net
   assets from capital
   transactions in shares of
   beneficial interest ................   (35,273,389)        353,254,518           4,907,288          (3,204,196)
                                        -------------        ------------       -------------       -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ......................  (201,930,155)        440,102,454         (60,829,298)         86,683,322
NET ASSETS
   Beginning of year ..................   468,843,026          28,740,572         301,988,332         215,305,010
                                        -------------        ------------       -------------       -------------
   End of year ........................ $ 266,912,871        $468,843,026       $ 241,159,034       $ 301,988,332
                                        =============        ============       =============       =============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CAPITAL APPRECIATION PORTFOLIOS
                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                      2001          2000           1999         1998         1997
                                                  --------      --------        -------      -------      -------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ............................. $266,913      $468,843        $28,741      $25,689      $48,972
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ....................     0.44%         0.23%          0.07%       (0.05)%      (0.12)%
     Expenses after waivers .....................     0.60%         0.60%          0.60%        0.60%        0.60%
     Expenses before waivers ....................     0.75%         0.79%          0.91%        0.86%        0.81%
   Portfolio turnover rate ......................      251%          146%           155%         145%         167%


 SMALL CAP PORTFOLIO
                                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                      2001          2000           1999         1998         1997
                                                  --------      --------        -------      -------      -------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year

     (000s omitted) ............................. $241,159      $301,988       $215,305     $173,271     $285,878
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .......................     0.12%         0.05%         (0.09)%      (0.22)%      (0.24)%
     Expenses after waivers .....................     0.60%         0.60%          0.60%        0.60%        0.60%
     Expenses before waivers ....................     0.76%         0.76%          0.75%        0.77%        0.77%
   Portfolio turnover rate ......................      109%          136%           159%         182%         188%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Capital Appreciation Portfolio (the 'Portfolio') is registered under the Investment Company Act of 1940 as amended (the 'Act'), as an open-end management investment company. The Portfolio was organized on August 18, 1992, as an unincorporated trust under the laws of New York and began operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolio.

BT Investment Portfolios (the 'Trust'), which Small Cap Portfolio is a series of, is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on August 6, 1993 as an unincorporated Trust under the laws of New York. Small Cap Portfolio began operations on October 21, 1993.

B. VALUATION OF SECURITIES
Each portfolio values a portfolio security that is primarily traded on a national exchange, or the NASDAQ National Market, by using the last sales price reported for the day. If there are no sales or the security is not listed on an exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available or may be unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At September 30, 2001 there were no fair valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost, which approximates fair market value.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of each Portfolio are allocated pro rata among the investors in each Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
Each Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary in the financial statements.

E. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
As of April 30, 2001, the Portfolios have entered into an Advisory Agreement with Deutsche Asset Management, Inc. (DeAM, Inc.). Under this agreement, the Portfolios pay DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.65% of each Portfolios' average daily net assets. Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolios pursuant to an Advisory Agreement

The Portfolios have entered into an Administration Agreement with Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to each of the Portfolios. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

Prior to July 1, 2001, Bankers Trust Company served as Administrator to the Portfolios. Bankers Trust Company continues to serve as custodian to the Portfolios.

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by DeAM, Inc. Prior to April 20, 2001, Cash Management was

--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc. Assets invested in Cash Management are not subject to the Advisory Fee as described on previous page.

NOTE 3--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were as follows:

Portfolio                           Purchases          Sales
---------                           ---------          -----
Capital Appreciation Portfolio   $797,742,659   $827,588,353
SmallCap Portfolio                309,109,667    291,077,184

For federal income tax purposes, the tax basis of investments held at September 30, 2001 were as follows:

Portfolio                                     Cost-Tax Basis
---------                                     --------------
Capital Appreciation Portfolio                  $287,373,908
Small Cap Portfolio                              253,771,510

The aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation for all investments at September 30, 2001 were as follows:

Portfolio                       Appreciation    Depreciation
---------                       ------------    ------------
Capital Appreciation Portfolio   $12,474,804     $31,233,515
Small Cap Portfolio               33,215,263      40,282,612

NOTE 4--LINE OF CREDIT
Each Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for these Portfolios under the credit facility for the year ended September 30, 2001.

--------------------------------------------------------------------------------

Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial
Interest of Capital Appreciation Portfolio and
Small Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio and Small Cap Portfolio (one of the Portfolios comprising BT Investment Portfolios) (collectively hereafter referred to as the 'Portfolios') at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
October 31, 2001

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Mid Cap Fund--Institutional Class                              CUSIP #055922637
Mid Cap Fund--Investment Class                                 CUSIP #055922819
Small Cap Fund--Investment Class                               CUSIP #055922769
                                                             SMMIDCAPANN (9/01)
                                                                  Printed 11/01
Distributed by:
ICC Distributors, Inc.

Instructions for Voting Your Proxy

The SMALLCap Fund, Inc. offers shareholders three convenient ways of voting their proxies:
[_]By Telephone (using a touch-tone telephone)
[_]Through the Internet (using a browser)        [_]By Mail (traditional method)

Your telephone, fax or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

-------------------------
    TELEPHONE VOTING
-------------------------  Available only until 5:00 p.m. Eastern Daylight Time
                           June 4, 2002.

..  On a touch-tone telephone, call TOLL FREE 1-800-732-6167, 24 hours a day, 7 days a week
..  You will be asked to enter ONLY the Control Number shown below
..  Have your proxy card ready, then follow the prerecorded instructions
..  Your vote will be confirmed and cast as you directed

-------------------------
     INTERNET VOTING
-------------------------  Available only until 5:00 p.m. Eastern Daylight Time
                           June 4, 2002.

..  Visit the Internet voting Website at http://proxy.georgeson.com
..  Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
..  You will incur only your usual Internet charges

-------------------------
     VOTING BY MAIL
-------------------------

 . Simply sign and date your proxy card and return it in the postage-paid envelope


            ---------------------                  ---------------------
                COMPANY NUMBER                        CONTROL NUMBER
            ---------------------                  ---------------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO THE SMALLCAP FUND, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE `FOR' PROPOSALS 1 AND 2.

Please mark boxes in blue or black ink.

(1) To approve the reorganization of The SMALLCap Fund, Inc. (the "Fund") into the Deutsche Small Cap Fund, an open-end investment company (the "Small Cap Fund"), pursuant to an Agreement and Plan of Reorganization between the Fund and BT Investment Funds on behalf of Small Cap Fund and as described in the Proxy Statement. Under this Agreement, the Fund would transfer all of its assets to Small Cap Fund, an open-end investment company, in exchange for M Class shares of Small Cap Fund. These shares would be distributed proportionately to you and the other stockholders of the Fund. Small Cap Fund would also assume the Fund's stated liabilities, and the Fund would then be liquidated and dissolved;


     FOR   [_]                  AGAINST  [_]            ABSTAIN  [_]


(2) To elect as directors of the Fund: Joseph J. Incandela and Robert E. Greeley, for a term of three years and until their successors are duly elected and qualify; and


     FOR   [_]                  AGAINST  [_]            ABSTAIN  [_]


(3) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.


PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

________________________________________________________________________________
(Title or Authority)

________________________________________________________________________________
(Signature)

________________________________________________________________________________
(Signature)

Dated: __________________________________________________________________ , 2002

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                      PROXY

                             THE SMALLCAP FUND, INC.
                   One South Street, Baltimore, Maryland 21202

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
               1:00 P.M., Eastern Time, on Wednesday, June 5, 2002

The undersigned holder of common stock of the SMALLCap Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Fran Pollack-Matz and Daniel O. Hirsch, or either of them, with full power of substitution in each of them to attend the Annual Meeting of the Stockholders of the Fund to be held at the Omni Berkshire Place, 21 East 52/nd/ Street at Madison Avenue, New York, NY 10022, on June 5, 2002, at 1:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" the other proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                                 SMALL CAP FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 11, 2002


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the combined proxy statement and prospectus of The SMALLCap Fund, Inc. (the "Fund") and Deutsche Small Cap Fund, a series of BT Investment Funds (the "Small Cap Fund"), dated April 11, 2002. This statement of additional information should be read in conjunction with the combined proxy statement and prospectus.

Additional copies of the combined proxy statement and prospectus may be obtained by writing to Small Cap Fund at the Service Center, P.O. Box 219210, Kansas City, MO, 64121-9210 or by telephoning Small Cap Fund toll free at 800-730-1313.

This statement of additional information is accompanied by and incorporates by reference the statement of additional information dated January 28, 2002 of BT Investment Funds on behalf of Small Cap Fund.

Small Cap Fund's annual report to shareholders dated September 30, 2001, is also incorporated by reference herein.

                          ADDITIONAL INFORMATION ABOUT
                                 SMALL CAP FUND

The following table shows where in Small Cap Fund's statement of additional information (SAI) you can find additional information about the Small Cap Fund.


--------------------------------------------------------------------------------
TYPE OF INFORMATION                                  HEADINGS IN SAI
--------------------------------------------------------------------------------
                                        BT INVESTMENT FUNDS, SMALL CAP FUND
                                        SAI dated January 28, 2002

--------------------------------------------------------------------------------
Fund history                            ORGANIZATION OF THE TRUST
--------------------------------------------------------------------------------
Description of the Fund and its         INVESTMENT OBJECTIVE, POLICIES AND
investments, strategies, polices        RESTRICTIONS:
and risks                               Investment Objectives
                                        Investment Policies
                                        Fixed Income Securities and Money
                                        Market Instruments
                                        Derivative Securities
                                        Additional Risk Factors
                                        Investment Restrictions
--------------------------------------------------------------------------------
Management of the Fund,                 MANAGEMENT OF THE TRUST
including the Board of Trustees,        AND THE PORTFOLIOS:
Officer and Trustee                     Trustees of the Trust and Portfolios
compensation                            Officers of the Trust and Portfolios
                                        Trustee Compensation Table
--------------------------------------------------------------------------------
Control persons, principal              MANAGEMENT OF THE TRUST AND THE
holders of securities and               PORTFOLIOS:
management ownership                    Trustee Compensation Table
--------------------------------------------------------------------------------
Investment advisory and other           MANAGEMENT OF THE TRUST AND THE
services: investment adviser,           PORTFOLIOS:
distributor and other service           Investment Adviser
providers                               Administrator
                                        Distributor
                                        Service Agent
                                        Custodian and Transfer Agent
                                        Counsel and Independent Auditors
--------------------------------------------------------------------------------
Brokerage allocation and other          INVESTMENT OBJECTIVES, POLICES AND
Practices                               RESTRICTIONS:
                                        Portfolio Transactions and
                                        Brokerage Commissions
--------------------------------------------------------------------------------
Shares of beneficial interest           ORGANIZATION OF THE TRUST
--------------------------------------------------------------------------------
Purchase, redemption and                VALUATION OF SECURITIES; REDEMPTIONS AND
pricing of shares                       PURCHASES IN-KIND:
                                        Purchase of Shares
                                        Redemption of Shares
                                        Redemptions and Purchases In-Kind
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TYPE OF INFORMATION                          HEADINGS IN SAI
--------------------------------------------------------------------------------
Taxation of the Funds               TAXATION:
                                    Dividends and Distributons
                                    Taxation of the Fund
                                    Foreign Securities
                                    Taxation of the Portfolios
                                    Other Taxation
--------------------------------------------------------------------------------
Calculation of performance data     PERFORMANCE INFORMATION:
                                    Standard Performance Information
                                    Comparison of Fund Performance
                                    Economic and Market Information
--------------------------------------------------------------------------------
Financial statements                FINANCIAL STATEMENTS:
                                    This section incorporates by reference Small
                                    Cap Fund's annual report dated September 30,
                                    2001.
--------------------------------------------------------------------------------




                              FINANCIAL HIGHLIGHTS

     The financial highlights table for Small Cap Fund, which is intended to help you understand Small Cap Fund's financial performance for the past five years, is included in Small Cap Fund's prospectus dated January 28, 2002. That prospectus is included herewith and incorporated herein by reference. The pro forma financial statements set forth below for Small Cap Fund and the SMALLCap Fund, Inc. are not audited. These pro forma financial statements also present information for Small Cap Fund assuming the reorganization had been consummated as of the end of Small Cap Fund's most recent fiscal year end of September 30, 2001.

                         PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combined Financial Statements
For the 12 Month Period Ended September 30,
2001


                                            (7)                             (7)                (7)          Small Cap
                                          Small Cap       The Fund       Small Cap          Pro Forma       Pro Forma
                                            Fund                         Despoking Adj.     Adjustments     Combined
                                       --------------- -----------------------------------------------------------------
Assets & Liabilities

Investments at Value                      241,159,005    108,963,700       5,545,127                  -    355,667,832

Cash                                                -      7,171,141               -                  -      7,171,141

Dividends Receivable                                -         63,453         153,420                  -        216,873

Receivable for Securities Sold                      -      1,141,957       5,322,724                  -      6,464,681

Receivable for Capital Shares Sold            442,676              -          13,859                  -        456,535

Payable for Securities Purchased                    -     (3,719,686)    (10,882,398)                 -    (14,602,084)

Payable for Capital Shares Redeemed          (168,938)       (42,695)              -                  -         (211,633)

Other assets less liabilities                (124,711)      (218,180)       (152,732)    3      (47,800)        (543,423)
                                       --------------- --------------  --------------     -------------- ---------------

Total Net Assets                          241,308,032    113,359,690               -            (47,800)     354,619,922
                                       =============== ==============  ==============     ============== ===============


Shares Outstanding                         12,227,615     10,674,194               -     4   (4,928,596)      17,973,213
                                       --------------- --------------  --------------     -------------- ---------------

NAV                                             19.73          10.62               -                  -            19.73
                                       =============== ==============  ==============     ============== ===============

Statement of Operations
Net Investment Income
  Allocated from Small Cap Portfolio
                                              341,749              -        (341,749)                 -                -

Dividends                                           -        638,261       1,175,414                  -        1,813,675

Interest                                            -        177,369         848,386                  -        1,025,755
                                       --------------- --------------  --------------     -------------- ---------------

Total Investment Income                       341,749        815,630       1,682,051                  -        2,839,430
                                       =============== ==============  ==============     ============== ===============

Expenses:

Advisory                                            -      1,392,835       1,681,997     1     (339,753)       2,735,079

Administration and Service                  1,829,235         83,570               -     1      821,773        2,456,011

Custody Fees                                        -         27,869               -     2      (27,869)               -
  Transfer Agent Fees
                                                    -         25,727               -     2      (25,727)               -
  Professional Fees

                                               48,299        287,687               -   2,6     (287,687)          48,299
  Printing and Shareholder Rpts

                                               38,206        150,853               -     6     (111,000)          78,059
  Registration Fees

                                               31,740          1,715               -                  -           33,455
  Trustees Fees

                                               11,275         91,991               -     2      (91,991)          11,275
  Insurance and Bond Insurance

                                                    -          2,252              54     2       (2,252)              54
  Miscellaneous

                                                2,021         13,583               -     2      (13,583)           2,021
Total Expenses

                                            1,960,776      2,078,082       1,682,051           (356,656)       5,364,253
                                       --------------- --------------  --------------     -------------- ---------------
Less Fees waived/reimbursed
                                             (131,541)             -               -     5     (124,502)        (256,043)
                                       --------------- --------------  --------------     -------------- ---------------
Net Expenses
                                            1,829,235      2,078,082       1,682,051           (481,158)       5,108,210
                                       --------------- --------------  --------------     -------------- ---------------
Expenses in Excess of Income
                                           (1,487,486)    (1,262,452)              -                          (2,268,780)
                                       =============== ==============  ==============     ============== ===============

Realized & Unrealized Gains
   On Investments

Net realized gain from invest
Transactions                              (3,481,939)      9,121,066               -                  -        5,639,127
Net change in unrealized
Apprec/Deprec                            (64,364,850)    (26,243,284)              -                  -      (90,608,134)
Net realized & unrealized gain on
invest.                                  (67,846,789)    (17,122,218)              -                  -      (84,969,007)

                                       --------------- --------------  --------------     -------------- ---------------
Net increase in Net Assets from
Operations                               (69,334,275)    (18,384,670)              -                  -      (87,389,394)
                                       =============== ==============  ==============     ============== ===============

                                       ---------------
Conversion Factor:
                                             0.53827

                                       ---------------


1. Adjustments to present Advisory Fee at 65bps and Administration Fee at 65bps of the combined fund`s Average Net Assets.
2. Reclassifications and adjustments to eliminate duplication of expenses.
3. Estimated fees for legal, audit, and shareholder reporting associated with the Fund reorganization.
4. Conversion ratio of 0.53827
5. Waiver/Reimbursement adjusted to limit the Pro-Forma expenses to 1.25% of the Fund's Average Net Assets.
6. The Fund files a proxy statement during the second quarter of every year. During the 12 months ended 9/30/2001, the Fund incurred Contested Proxy Expenses for Printing & Shareholder Reporting and Legal Fees. This analysis assumes that no Contested Proxy will be filed during FY2002.
7. At September 30, 2001, Deutsche Small Cap was audited as a master/feeder entity. The balances reflected herein represent the audited financial statements, and the despoking adjustments represent those adjustments necessary to present the Fund as if it had been operating as a Stand Alone entity for the year ended September 30, 2001. Duplicate expenses such as Professional, Administration, Trustee, and Miscellaneous were eliminated to present expenses as a Stand Alone Fund.

     Pro Forma Combined Financial Statements
     For the 12 Month Period Ended September 30, 2001
     Multi-Class Analysis @ 100%
     Merger 4

                                                       Combined              Investment                M
                                                         Fund                  Class                 Class
                                                    ----------------       ---------------       --------------
     Assets & Liabilities
     Investments at Value
                                                        355,667,832           241,034,294          113,402,385
     Cash

                                                          7,171,141                     -                    -
     Dividends Receivable

                                                            216,873                     -                    -
     Receivable for Securities Sold

                                                          6,464,681                     -                    -
     Receivable for Capital Shares Sold

                                                            456,535               442,676                    -
     Payable for Securities Purchased

                                                        (14,602,084)                    -                    -
     Payable for Capital Shares Redeemed

                                                           (211,633)             (168,938)              (42,695)

Other assets less liabilities                                                              1
                                                      (543,423)                    -              (47,800)
                                               ----------------       ---------------       --------------
Total Net Assets
                                                   354,619,922           241,308,032          113,311,890
                                               ================       ===============       ==============

Shares Outstanding
                                                    17,973,213            12,227,615            5,745,598
                                               ----------------       ---------------       --------------
                                                                                                    19.72
NAV                                                                            19.73
                                                                      ===============       ==============

Statement of Operations
Dividends

                                                     1,813,675             1,213,349              600,326
Interest

                                                     1,025,755               686,230              339,525
                                               ----------------       ---------------       --------------
Total Investment Income                                              2                     2
                                                     2,839,430             1,899,579              939,851
                                               ================       ===============       ==============

Expenses:
  Advisory

                                                     2,735,079             1,829,736              905,343
  Administration and Service

                                                     2,456,011       3     1,829,235       3      626,776
  Custody Fees

                                                             -                     -                    -
  Transfer Agent Fees

                                                             -                     -                    -
  Professional Fees

                                                        48,299       2        32,312       2       15,987
  Printing and Shareholder Rpts

                                                        78,059       2        52,221       2       25,838
  Registration Fees

                                                        33,455       2        22,381       2       11,074
  Trustees Fees

                                                        11,275       2         7,543       2        3,732
  Insurance and Bond Insurance

                                                            54       2            36       2           18
  Miscellaneous

                                                         2,021       2         1,352       2          669
                                               ----------------       ---------------       --------------
Total Expenses
                                                     5,364,253             3,774,816            1,589,437
                                               ================       ===============       ==============
Less Fees waived/reimbursed
                                                      (256,043)             (256,043)                   -
                                               ----------------       ---------------       --------------
Net Expenses
                                                     5,108,210             3,518,773            1,589,437
                                               ----------------       ===============       ==============
Expenses in Excess of Income
                                                    (2,268,780)           (1,619,194)            (649,586)
                                               ================       ===============       ==============

Realized & Unrealized Gains
   On Investments

Net realized gain from invest Transactions
                                                     5,639,127       2     3,772,576       2    1,866,551
Net change in unrealized Apprec/Deprec

                                                   (90,608,134)      2   (60,616,842)      2  (29,991,292)

   Net realized & unrealized gain on invest.
                                                  (84,969,007)     (56,844,266)      (28,124,741)

                                               --------------    -------------     -------------
   Net increase in Net Assets from Operations
                                                  (87,237,787)     (58,463,460)      (28,774,327)
                                               ==============    =============     =============

                                                                   Ownership %
                                                                 --------------
   Average Net Assets - Investment Class                                 66.90%
                                                  281,506,160

   Average Net Assets - M Class                                          33.10%
                                                  139,283,500
                                               --------------    -------------
                                                                        100.00%
                                                  420,789,660
                                               ==============    =============
   Expense Ratios
   ====================================
   Management Fee                                                         0.65%             0.65%
   Other Operating Expenses                                               0.69%             0.49%
                                                                 -------------     -------------
   Gross Expense Ratio                                                    1.34%             1.14%
                                                                 -------------     -------------
   Waiver                                                                -0.09%
                                                                                               -
                                                                 -------------     -------------
   Net Expense Ratio                                                      1.25%             1.14%
                                                                 =============     =============

1  Merger Costs are to be charged to the Fund and Advisor.
2 Income, Expenses, Realized and Unrealized Gains are allocated to each class based on Average Net Assets (Pro-Rata Share of the Fund's Net Assets).
   These allocation percentages are determined daily based on each class's prior night net assets.
3 The Administrative Fee is calculated daily at 65bps at the Investment Class and 45bps at the M Class. This expense is specific to each class and is not affected by the fluctuation in ownership of other classes.
4 These pro forma financial statements are intended to show information relating to the M Class of shares which will be the class of shares owned by Fund stockholders following the reorganization. If the reorganization is approved by stockholders this information will be helpful to fund stockholders considering the attributes of the proposed new M Class shares of the Small Cap Fund.

Notes to Pro Forma Financial Statement of Small Cap and the Fund - Unaudited

1. Basis of Combination
The pro forma combined financial statements give effect to the proposed transfer of assets and liabilities of the Fund in exchange for shares of the Small Cap Fund. The historical cost of investment securities will be carried forward to the surviving portfolio and the results of operations of the surviving portfolio for pre-combining periods will not be restated. The pro-forma statements reflect expenses of the Funds in carrying out the reorganization under the Plan of Reorganization, and are reflected as an adjustment to accrued liabilities.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the Funds.

2. Pro Forma Operations
The pro forma combined statement of operations assumes historical rates of gross investment income for the investments of the Funds. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined net assets. Pro forma operating expenses include actual expenses of the Funds as if the Funds had been combined for the entire 12 month period ended September 30, 2001.

3. Surviving Entity

The Small Cap Fund will be the surviving entity for accounting purposes.


Pro Forma Combined Schedule of       Small Cap                                           SMALLCAP
Portfolio Investments               Portfolio                                           Fund, Inc.
------------------------------------
                                     Shares      Cost               Market Value         Shares         Cost            Market Value

                                    ------------------------------------------------------------------------------------------------
ANNUITY AND LIFE RE                  126,400     2,804,921          4,291,280            55,600         1,520,435        1,887,620
XOMA LTD                             545,300     4,315,289          4,596,879            266,800        1,923,368        2,249,124
ACCREDO HEALTH INC.                  168,300     2,670,555          6,126,120            84,000         1,051,741        3,057,571
ACTIVISION INC                       92,500      3,081,932          2,517,850            41,800         1,393,769        1,137,796
AFFILIATED MANAGERS GR               37,800      1,923,193          2,147,418            18,700         951,523          1,062,347
ALAMOSA HOLDINGS INC.                88,600      2,305,131          1,227,110            51,700         1,344,947        716,045
ANIXTER INTL INC                     97,300      3,002,584          2,411,094            48,700         1,502,891        1,206,786
APPLIED FILMS CORP                   103,900     1,645,106          1,740,325            50,500         799,658          845,875
ARCH COAL                            112,300     3,006,640          1,751,880            53,800         1,438,263        839,280
ASTORIA FINL CORP                    71,275      2,128,296          4,223,757            40,555         1,384,949        2,403,289
BALLY TOTAL FITNESS HO               160,000     4,388,737          3,249,600            70,900         1,526,156        1,439,979
BELDEN INC                           130,200     3,167,244          2,447,760            62,200         1,500,748        1,169,360
BORG WARNER AUTOMOTIVE               150,000     6,723,562          6,045,000            66,600         2,964,524        2,683,980
BOWATER INC                          65,800      2,870,279          2,896,516            30,800         935,913          1,355,816
BROWN (TOM) INC.                     72,700      2,339,465          1,519,430            36,500         1,174,089        762,850
CAREMARK RX INC                      244,800     1,514,480          4,083,264            116,800        722,595          1,948,224
CATO CORP CLASS A                    77,900      1,444,180          1,165,384            33,100         610,592          495,176
CELL GENESYS, INC.                   222,800     2,900,620          3,564,800            99,900         812,981          1,598,400
CHICO'S FAS INC                      206,200     3,943,272          4,856,010            100,300        1,889,387        2,362,065
CHRISTOPHER & BANKS CO               145,600     3,626,470          4,384,016            64,500         1,644,121        1,942,095
COMMERCIAL FEDERA                    261,200     5,396,357          6,339,324            119,900        2,475,147        2,909,973
D.R. HORTON INC                                                                          -              -                -
DSP GROUP INC                        126,300     3,133,251          2,519,685            58,000         1,438,964        1,157,100
DOCUMENTUM                           33,400      455,702            273,546              20,500         275,335          167,895
ECLIPSYS CORP                        43,400      568,714            577,220              19,500         255,528          259,350
EMISPHERE TECHNOLOGIES               181,400     3,798,789          3,464,740            90,800         1,901,689        1,734,280
FURNITURE BRANDS INTL                191,100     4,398,301          3,722,628            97,700         1,719,087        1,903,196
GENESCO INC                          311,000     8,728,556          5,053,750            128,900        3,682,803        2,094,625
GILDAN ACTIVEWEAR CL A               305,400     5,418,119          3,680,070            128,000        2,343,411        1,542,400
GLOBAL INDS LTD                      371,700     4,562,626          2,025,765            145,300        869,011          791,885
HIBERNIA CORP.                       205,700     2,820,567          3,363,195            94,900         1,276,713        1,551,615
INTERGRAPH CORP                      9,700       134,088            86,815               35,300         501,690          315,935
INTERMUNE INC                        106,400     4,102,328          4,069,800            48,700         1,872,628        1,862,775
JACOBS ENGR GROUP                    20,600      1,254,665          1,285,440            5,800          350,917          361,920
JOY GLOBAL INC.                      253,800     4,234,169          3,768,930            110,100        1,844,408        1,634,985
LNR CORP                             187,500     3,748,962          5,615,625            95,050         1,207,784        2,846,748
LA-Z-BOY CHAIR CO                    5,100       98,704             80,529               9,300          180,075          146,847
LABRANCHE & COMPANY                  145,000     2,020,524          3,219,000            66,600         1,070,207        1,478,520
LONE STAR TECHNOLOGIES               69,200      2,476,480          858,080              34,200         1,200,791        424,080
MASSEY ENERGY CO                     76,400      1,155,657          1,119,260            35,100         530,937          514,215
MAXIMUS INC                          59,800      2,297,109          2,375,854            22,200         850,143          882,006
METRO ONE TELECOMMUNIC               107,700     3,269,894          2,498,640            49,400         1,499,857        1,146,080
MOHAWK INDS INC                      104,900     2,680,696          3,855,075            49,300         455,764          1,811,775
NATIONAL-OILWELL                     139,300     4,130,690          2,019,850            63,400         1,856,468        919,300
NUMERICAL TECHNOLOGIES               106,200     3,047,646          1,762,920            48,700         1,397,523        808,420
ODYSSEY RE HOLDINGS CO               143,900     2,590,200          1,984,381            71,700         1,290,600        988,743
OSHKOSH TRUCK CORP                   77,100      2,734,001          2,792,562            38,700         1,348,592        1,401,714
PANERA BREAD COMPANY C               25,400      887,569            888,746              11,600         405,327          405,884
PEABODY ENERGY CORP                  61,600      1,637,689          1,484,560            27,900         748,539          672,390
PERFORMANCE FOOD                     97,700      2,659,241          2,787,381            43,600         1,178,225        1,243,908
PHILADELPHIA SUBURBAN                225,500     4,104,689          5,921,630            127,250        2,316,016        3,341,585
PHOTON DYNAMICS                      84,300      2,998,501          1,951,545            38,700         1,376,493        895,905
PRICE COMMUNICATIONS C               105,780     1,985,445          1,792,971            48,145         624,161          816,058

Pro Forma Combined Schedule of                   Combined
Portfolio Investments
----------------------------------
                                                 Shares      Cost         Market Value

                                                 ---------------------------------------
ANNUITY AND LIFE RE                               182,000     4,325,356    6,178,900
XOMA LTD                                          812,100     6,238,657    6,846,003
ACCREDO HEALTH INC.                               252,300     3,722,296    9,183,691
ACTIVISION INC                                    134,300     4,475,701    3,655,646
AFFILIATED MANAGERS GR                            56,500      2,874,716    3,209,765
ALAMOSA HOLDINGS INC.                             140,300     3,650,078    1,943,155
ANIXTER INTL INC                                  146,000     4,505,475    3,617,880
APPLIED FILMS CORP                                154,400     2,444,764    2,586,200
ARCH COAL                                         166,100     4,444,903    2,591,160
ASTORIA FINL CORP                                 111,830     3,513,245    6,627,046
BALLY TOTAL FITNESS HO                            230,900     5,914,893    4,689,579
BELDEN INC                                        192,400     4,667,992    3,617,120
BORG WARNER AUTOMOTIVE                            216,600     9,688,086    8,728,980
BOWATER INC                                       96,600      3,806,192    4,252,332
BROWN (TOM) INC.                                  109,200     3,513,554    2,282,280
CAREMARK RX INC                                   361,600     2,237,075    6,031,488
CATO CORP CLASS A                                 111,000     2,054,772    1,660,560
CELL GENESYS, INC.                                322,700     3,713,601    5,163,200
CHICO'S FAS INC                                   306,500     5,832,659    7,218,075
CHRISTOPHER & BANKS CO                            210,100     5,270,591    6,326,111
COMMERCIAL FEDERA                                 381,100     7,871,504    9,249,297
D.R. HORTON INC                                   -           -            -
DSP GROUP INC                                     184,300     4,572,215    3,676,785
DOCUMENTUM                                        53,900      721,037      441,441
ECLIPSYS CORP                                     62,900      824,242      836,570
EMISPHERE TECHNOLOGIES                            272,200     5,700,478    5,199,020
FURNITURE BRANDS INTL                             288,800     6,117,388    5,625,824
GENESCO INC                                       439,900     12,411,359   7,148,375
GILDAN ACTIVEWEAR CL A                            433,400     7,761,530    5,222,470
GLOBAL INDS LTD                                   517,000     5,431,637    2,817,650
HIBERNIA CORP.                                    300,600     4,097,280    4,914,810
INTERGRAPH CORP                                   45,000      635,778      402,750
INTERMUNE INC                                     155,100     5,974,956    5,932,575
JACOBS ENGR GROUP                                 26,400      1,605,582    1,647,360
JOY GLOBAL INC.                                   363,900     6,078,577    5,403,915
LNR CORP                                          282,550     4,956,746    8,462,373
LA-Z-BOY CHAIR CO                                 14,400      278,779      227,376
LABRANCHE & COMPANY                               211,600     3,090,731    4,697,520
LONE STAR TECHNOLOGIES                            103,400     3,677,271    1,282,160
MASSEY ENERGY CO                                  111,500     1,686,594    1,633,475
MAXIMUS INC                                       82,000      3,147,252    3,257,860
METRO ONE TELECOMMUNIC                            157,100     4,769,751    3,644,720
MOHAWK INDS INC                                   154,200     3,136,460    5,666,850
NATIONAL-OILWELL                                  202,700     5,987,158    2,939,150
NUMERICAL TECHNOLOGIES                            154,900     4,445,169    2,571,340
ODYSSEY RE HOLDINGS CO                            215,600     3,880,800    2,973,124
OSHKOSH TRUCK CORP                                115,800     4,082,593    4,194,276
PANERA BREAD COMPANY C                            37,000      1,292,896    1,294,630
PEABODY ENERGY CORP                               89,500      2,386,228    2,156,950
PERFORMANCE FOOD                                  141,300     3,837,466    4,031,289
PHILADELPHIA SUBURBAN                             352,750     6,420,705    9,263,215
PHOTON DYNAMICS                                   123,000     4,374,994    2,847,450
PRICE COMMUNICATIONS C                            153,925     2,609,606    2,609,029


PROVINCE HEALTHCARE CO               79,000      1,281,668          2,902,460            40,100         713,323         1,473,274
RGS ENERGY GROUP INC                 90,500      2,906,718          3,502,350            49,600         1,598,196       1,919,520
RARE HOSPITALITY INTL.               101,100     2,302,019          1,571,094            68,700         1,586,341       1,067,598
RAYONIER INC                         72,900      2,898,109          2,950,263            33,400         1,086,909       1,351,698
RAYOVAC CORP                         141,900     2,725,597          2,163,975            71,100         1,348,892       1,084,275
REHABCARE GROUP, INC.                61,500      2,570,465          2,675,865            22,800         943,102         992,028
RENAISSANCE LEARNING I               143,600     6,562,387          4,725,876            69,200         3,162,497       2,277,372
RESMED INC                           232,200     4,204,202          11,795,760           104,200        1,871,312       5,293,360
SBA COMMUNICATIONS COR               152,900     4,374,684          2,041,215            70,400         2,323,851       939,840
SALTON INC.                                                                              2,700          54,488          23,112
SKYWEST INC                          107,600     2,627,934          1,799,072            52,700         1,279,167       881,144
SONIC                                115,300     2,803,663          3,495,896            50,900         1,236,250       1,543,288
SOUTH FINANCIAL GROUP,               138,500     2,247,406          2,193,840            68,700         1,114,680       1,088,208
SOVEREIGN BANCORP                    252,600     1,881,740          2,399,700            121,000        888,041         1,149,500
SPECTRALINK CORPORATIO               193,600     3,357,230          3,029,840            88,800         1,539,727       1,389,720
SUIZA FOODS CORP                     74,300      4,016,750          4,691,302            34,300         1,852,546       2,165,702
SUPERIOR INDS INT                    69,800      2,931,024          2,318,058            31,900         1,338,950       1,059,399
SURMODICS, INC.                      97,700      4,677,495          3,903,115            43,800         2,120,924       1,749,810
SWIFT TRANSPORTATIONS                299,200     5,456,068          5,295,840            134,300        2,469,380       2,377,110
TYSON FOODS INC CLASS                545,000     5,687,635          5,460,900            244,500        2,594,618       2,449,890
USFREIGHTWAY CORPORATI               183,000     6,586,774          5,709,600            91,800         1,611,984       2,864,160
VENATOR GROUP INC                    172,200     3,072,937          2,626,050            77,800         1,388,343       1,186,450
VERITAS DGC INC                      165,300     4,448,246          1,843,095            76,900         2,053,452       857,435
ZORAN CORP                           153,600     4,512,848          3,720,191            65,400         1,964,764       1,583,988

INVESTMENT IN
AFFILIATED COMPANIES
Deutsche Cash Management Fund -      15,403,794  15,403,794         15,403,794
  Institutional Class

                                     -----------------------------------------------------------------------------------------------
TOTALS                               26,210,249  $252,859,278       $246,704,161         5,093,000      $105,579,220    $108,963,671

                                     ===============================================================================================

PROVINCE HEALTHCARE CO               119,100     1,994,991    4,375,734
RGS ENERGY GROUP INC                 140,100     4,504,914    5,421,870
RARE HOSPITALITY INTL.               169,800     3,888,360    2,638,692
RAYONIER INC                         106,300     3,985,018    4,301,961
RAYOVAC CORP                         213,000     4,074,489    3,248,250
REHABCARE GROUP, INC.                84,300      3,513,567    3,667,893
RENAISSANCE LEARNING I               212,800     9,724,884    7,003,248
RESMED INC                           336,400     6,075,514    17,089,120
SBA COMMUNICATIONS COR               223,300     6,698,535    2,981,055
SALTON INC.                          2,700       54,488       23,112
SKYWEST INC                          160,300     3,907,101    2,680,216
SONIC                                166,200     4,039,913    5,039,184
SOUTH FINANCIAL GROUP,               207,200     3,362,086    3,282,048
SOVEREIGN BANCORP                    373,600     2,769,781    3,549,200
SPECTRALINK CORPORATIO               282,400     4,896,957    4,419,560
SUIZA FOODS CORP                     108,600     5,869,296    6,857,004
SUPERIOR INDS INT                    101,700     4,269,974    3,377,457
SURMODICS, INC.                      141,500     6,798,419    5,652,925
SWIFT TRANSPORTATIONS                433,500     7,925,448    7,672,950
TYSON FOODS INC CLASS                789,500     8,282,253    7,910,790
USFREIGHTWAY CORPORATI               274,800     8,198,758    8,573,760
VENATOR GROUP INC                    250,000     4,461,280    3,812,500
VERITAS DGC INC                      242,200     6,501,698    2,700,530
ZORAN CORP                           219,000     6,477,612    5,304,179

INVESTMENT IN
AFFILIATED COMPANIES
Deutsche Cash Management Fund -      15,403,794  15,403,794   15,403,794
  Institutional Class

                                     -------------------------------------
                                     31,303,249  $358,438,498 $355,667,832

                                     =====================================


                                     -----------------------------------------------------------------------------------------------
TOTALS                               26,331,249  $254,490,608       $247,225,667         5,093,000      $105,579,220    $108,963,671

                                     ==============================================================================================